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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Prospect Global Resources Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Prospect Global Resources Inc.
1621 18th Street, Suite 260
Denver, CO 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 27, 2012

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on August 27, 2012:

This Proxy Statement, the form of proxy and our Form 10-K for the year ended March 31, 2012, are available to you at www.prospectgri.com.

To Our Stockholders:

You are cordially invited to attend the annual meeting of the stockholders of Prospect Global Resources Inc. ("Prospect"), on August 27, 2012, or at any adjournment or postponement thereof, for the following purposes:

  1.
  To elect eight directors for a one year term expiring at the 2013 annual meeting of the stockholders, or until their successors are duly elected and qualified;

  2.
  To amend the amended and restated articles of incorporation of Prospect to increase the number of shares of common stock authorized for issuance by 200,000,000 shares, bringing the total number of shares of common stock authorized to 300,000,000;

  3.
  To amend the amended and restated articles of incorporation of Prospect to increase the number of shares of preferred stock authorized for issuance by 90,000,000 shares, bringing the total number of shares of preferred stock authorized to 100,000,000;

  4.
  To approve the issuance of common stock or securities convertible into common stock in excess of 20% of Prospect's outstanding shares at prices below reported trading price or where potential issuances may result in a change of control;

  5.
  To amend the amended and restated articles of incorporation of Prospect to allow the board of directors to grant holders of a bond, debenture or other obligation of Prospect the voting rights of a shareholder in Prospect;

  6.
  To approve an amendment to Prospect's 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 5,000,000 to 13,500,000;

  7.
  To approve an amendment to Prospect's 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 2,500,000 to 8,200,000; and

  8.
  To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached proxy statement. All of Prospect's stockholders of record as of the close of business on June 29, 2012 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy. A reply card is enclosed for your convenience. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

This board of directors intends to send these proxy materials to stockholders on or about August 15, 2012.

By Order of the Board of Directors
/s/ PATRICK L. AVERY Patrick L. Avery Chief Executive Officer, President and Director

August 15, 2012

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

Page
Proxy Solicitation	1
Who Can Vote	1
How You Can Vote	1
Revocation of Proxies	2
Required Votes	2
Voting Procedures	2
Appraisal and Dissenters' Rights	2
Costs of Proxy Solicitation	2
Admission to the Annual Meeting	3
Stockholder List	3
PROPOSAL 1: ELECTION OF DIRECTORS	4
Information Concerning the Nominees for Election as Directors	4
Recommendation of the Board of Directors	8
PROPOSAL 2: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION INCREASING AUTHORIZED SHARES OF COMMON STOCK BY 200,000,000	9
Recommendation of the Board of Directors—Proposal 2	10
PROPOSAL 3: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION INCREASING AUTHORIZED SHARES OF PREFERRED STOCK BY 90,000,000	11
Recommendation of the Board of Directors—Proposal 3	14
PROPOSAL 4: APPROVAL OF ISSUANCE OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO COMMON STOCK (I) IN EXCESS OF 20% OF OUR OUTSTANDING SHARES AT PRICES BELOW REPORTED TRADING PRICES, OR (II) WHERE POTENTIAL ISSUANCES MAY RESULT IN A CHANGE OF CONTROL	15
Recommendation of the Board of Directors—Proposal 4	18
PROPOSAL 5: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION ALLOWING THE BOARD OF DIRECTORS TO GRANT HOLDERS OF A BOND, DEBENTURE OR OTHER OBLIGATION OF THE COMPANY VOTING RIGHTS OF A SHAREHOLDER OF THE COMPANY	19
Recommendation of the Board of Directors—Proposal 5	20
PROPOSAL 6: APPROVAL OF AMENDMENT TO PROSPECT'S 2011 EMPLOYEE EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THIS PLAN FROM 5,000,000 TO 13,500,000	21
Recommendation of the Board of Directors—Proposal 6	26
PROPOSAL 7: APPROVAL OF AMENDMENT TO PROSPECT'S 2011 DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THIS PLAN FROM 2,500,000 TO 8,200,000	21
Recommendation of the Board of Directors—Proposal 7	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
DIRECTORS AND EXECUTIVE OFFICERS	31
Compensation of Directors	32
Executive Compensation	34
Equity Compensation Plan Information	35
Outstanding Equity Awards at Fiscal Year-End	36
The Board of Directors and Committees Thereof	36
Employment Agreements With Executive Vice Chairman, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer and Executive Vice President	40
TRANSACTIONS WITH RELATED PERSONS	42
Conflict of Interest Policy	45
INDEPENDENT AUDIT FEES AND RELATED MATTERS	46
GENERAL INFORMATION	47
Section 16(a) Beneficial Ownership Reporting Compliance	47
Next Annual Meeting of Stockholders	48
OTHER BUSINESS	48
ANNUAL REPORT	48

PROSPECT GLOBAL RESOURCES INC.
1621 18th Street, Suite 260
Denver, CO 80202
303-990-8444

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

August 27, 2012

Proxy Solicitation

The board of directors of Prospect Global Resources Inc. ("Prospect", "Prospect Global", "we", "us" or "our") is soliciting proxies to be used at our annual meeting of stockholders to be held at 2:00 p.m. (Mountain time) on August 27, 2012 at the offices of Brownstein Hyatt Farber Schreck, LLP, 410 17th Street, Suite 2200, Denver, Colorado 80202 and at any time and date to which the annual meeting may be properly adjourned or postponed. The board of directors anticipates that this proxy statement and the accompanying form of proxy will be mailed to the stockholders on or about August 15, 2012. This proxy statement contains important information regarding Prospect's annual meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures. Prospect's principle executive offices are located at 1621 18th Street, Suite 260, Denver, CO 80202.

Who Can Vote

Stockholders of record at the close of business on June 29, 2012, also referred to herein as the "record date," may vote at the annual meeting. As of the record date, we had 39,489,173 issued and outstanding shares of common stock, which were held by approximately 61 record holders. If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the annual meeting.

How You Can Vote

You can vote your shares if you are represented by proxy or present in person at the annual meeting. If you hold your shares through your broker in "street name," you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. If you return a properly signed proxy card, we will vote your shares as you direct. If your proxy card does not specify how you want to vote your shares, we will vote your shares "FOR" the election of all nominees for director and as recommended by our board of directors with regard to all other matters.

 Revocation of Proxies

You can revoke your proxy at any time before it is voted at the annual meeting by any of the following three methods:

  •
  by voting in person at the annual meeting;

  •
  by delivering to our corporate secretary, Patrick L. Avery, a written notice of revocation dated

  •
  by delivering another proxy dated after the previous proxy.

Required Votes

Each share of common stock has one vote on all matters properly brought before the annual meeting. In order to conduct business at the annual meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the record date must be present in person or represented by proxy. The affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors. The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be necessary for approval of the other proposals.

Voting Procedures

Votes cast by proxy or in person at the annual meeting will be counted by the persons we appoint to act as election inspectors for the annual meeting. Abstentions and broker non-votes (as described below) are each included in the determination of the number of shares present at the annual meeting for purposes of determining the presence of a quorum and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and except with respect to the election of directors, will have the same effect as negative votes. In the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the tabulation of votes and will have no effect. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms no longer have the authority to vote your non-voted shares in the election of directors. Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of Prospect common stock held in your name for as many persons as there are directors to be elected.

Appraisal and Dissenters' Rights

Under Nevada law, stockholders are not entitled to appraisal or dissenters' rights with respect to the proposals presented in this proxy statement.

Costs of Proxy Solicitation

Prospect will bear the costs of soliciting proxies from its stockholders and anticipates spending an aggregate of $42,000 in connection with such solicitation (such costs exclude amounts normally expended for a solicitation for an election of directors and salaries and wages of regular employees and officers). To date, Prospect has spent approximately $35,000 on soliciting proxies. Directors, officers and other employees of Prospect, not specially employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. Prospect will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

 Admission to the Annual Meeting

If you plan to attend the annual meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record and arrive at the annual meeting, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the annual meeting and at our principal executive offices located at 1621 18th Street, Suite 260, Denver, CO 80202 during normal business hours for a period of at least 10 days prior to the annual meeting.

 PROPOSAL 1:
ELECTION OF DIRECTORS

Our board of directors proposes that the eight nominees described below, each of whom currently serves as a member of our board of directors, be elected for a term ending on the date of our 2013 annual meeting or until his or her successor is duly elected and qualified. It is the intention of the person named as proxy in the enclosed proxy to vote FOR the election of all such nominees.

Each of the nominees has consented to serve as a director. If any director should become unavailable to serve as a director, our board of directors may designate a substitute nominee, or the number of directors that constitutes the full board of directors may be reduced to eliminate the vacancy. In the event any of the nominees named below becomes unable or unwilling to serve as a director, shares represented by valid proxies will be voted FOR the election of such other person as the board of directors may nominate. The term of our current directors expires at our 2012 annual meeting.

We seek directors with strong reputations and experience in areas relevant to our strategy and operations. Each of the nominees for election as director holds or has held senior management positions in complex organizations and has operating experience that meets this objective, as described below. In these positions, the nominees have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. We believe that each of the nominees has other key attributes that are critical to the composition of an effective board: integrity and demonstrated impeccable ethical standards, sound judgment, analytical skills, the ability to work together in a constructive and collaborative fashion and the commitment to devote significant time and energy to service on the board and its committees.

Information Concerning the Nominees for Election as Directors

Dr. Barry Munitz: Chairman of the Board of Directors.    Dr. Munitz joined our board of directors as chairman in February 2011. From August 2010 to February 2011, Dr. Munitz served as chairman of the board of directors of Old Prospect Global Resources, Inc., our wholly owned subsidiary. Dr. Munitz has been Trustee Professor at the California State University, Los Angeles campus since 2006. Between 2005 and 2010, Dr. Munitz chaired California's P-16 Council, an organization that develops strategies to improve education in the State of California. Dr. Munitz served as President and CEO of the J. Paul Getty Trust from 1997 to 2006 where he was responsible for the two museums (Brentwood and Malibu), the Conservation and Research Institutes, the philanthropic foundation, the investment portfolio, and all education outreach programs. From 1991 to 1997, he served as Chancellor of the California State University (CSU)—a twenty-three campus system which is the largest senior university in the United States. Prior to that role, Dr. Munitz was vice chairman of the publicly held company MAXXAM and president of the private company which was its major stockholder (Federated Development) where he was involved for a decade in their natural resources activity, as well as timber, banking, energy and real estate. During the past decades, he served as a Trustee of Princeton University, the Seattle Art Museum, and the Courtauld Institute in London, as well as a corporate director at SunAmerica and Kaufman & Broad. Dr. Munitz is the immediate past chair and current vice chair of the board of Sierra Nevada College, is president of the Cotsen Foundation for the Art of Teaching and for Academic Research, is a governor of the three Eli and Edythe Broad Family Foundations and a corporate director at SallieMae. Dr. Munitz received a Bachelor's degree in Classics and Comparative Literature from Brooklyn College, and received a Masters and a Ph.D. from Princeton University. Dr. Munitz is a fellow of the American Academy of Arts and Sciences and holds honorary degrees from Whittier College, Claremont University, the California State University, the University of Southern California, Notre Dame and the University of Edinburgh.

Director Qualifications:

  •
  Leadership Experience—Chair of California's P-16 Council, president and chief executive officer of J. Paul Getty Trust, chancellor of the California State University (CSU), president of Cotsen Foundation, Governor of three Eli and Edythe Broad Family Foundations, corporate director at SallieMae and extensive board and civic leadership as described in further detail above.

  •
  Industry Experience—Extensive experience in the natural resources industry as vice chairman of MAXXAM, President of Federated Development, chairman of Old Prospect Global Resources Inc. and personal investments in the natural resources industry.

Chad Brownstein: Vice Chairman of the Board of Directors.    Mr. Brownstein, one of our co-founders joined our board of directors as non-executive vice-chairman in August 2011 and became executive vice chairman in August 2012. Mr. Brownstein is an advisor to Crescent Capital Group (formerly Trust Company of the West Leveraged Finance Group) where he focuses on investing in Special Situations. Mr. Brownstein was a Member of Crescent Capital Group from January 2011 to July 2012 and was Senior Vice President at Trust Company of the West from February 2009 to December 2010. Previously, he was a Senior Advisor at Knowledge Universe Ltd., where he focused on turnaround operations and private equity investing. Prior to that, he was a Partner at ITU Ventures making venture and growth investments with a specialization in corporate strategy. Earlier in his career, Mr. Brownstein worked at Donaldson Lufkin & Jenrette in the Merchant and Investment Banking divisions. Mr. Brownstein is a member of the Cedars Sinai Board of Governors, California Competes Council, and serves on the board of directors for Los Angeles Conservation Corps and First PacTrust Bancorp (a Nasdaq listed company). Mr. Brownstein attended Columbia Business School and received a BA from Tulane University.

Director Qualifications:

  •
  Leadership Experience—Member of Crescent Capital Group, Senior Advisor at Knowledge Universe Ltd., Partner, ITU Ventures, Cedars Sinai Board of Governors; director of Los Angeles Conservation Corps and First PacTrust Bancorp (a Nasdaq listed company) and extensive experience in corporate strategy in the capacities described above.

  •
  Industry Experience—one of our co-founders and personal investments in the natural resources industry.

Devon Archer: Chairman of the Audit Committee; Director.    Mr. Archer joined our board of directors in March 2012. Mr. Archer is the Co-Founder and Senior Managing Partner of Rosemont Capital, LLC, where he has led the development of the investment platform, which manages private equity, fixed income and real estate investments since January 2005. Mr. Archer was the Founder and President of Sitaro LTD., a leading marketing software and services company acquired by CoActive Marketing Group in 2004. From September 1999 to January 2001, Mr. Archer worked at New England Financial and MetLife as a special analyst to the Strategic Management Group of New England Financial's and MetLife's Executive Committees through their merger. Mr. Archer started his career at Citibank in September 1996 as a Management Associate and worked for the foreign direct investment group, Citicorp Asia Ltd. Along with Rosemont Realty, LLC, Mr. Archer serves on the Boards of Rosemont private portfolio companies; Viet Thai Joint Stock Company, 2-20 Records & Diamondback Tactical, and is a Trustee of the Heinz Family Office. Mr. Archer earned his Bachelor of Arts in American Studies from Yale University.

Director Qualifications:

  •
  Leadership Experience—Co-Founder and Senior Managing Partner of Rosemont Capital, LLC, Founder and President of Sitaro LTD., qualification as an audit committee financial expert and extensive experience in corporate leadership and strategy as described in further detail above.

  •
  Industry Experience—Extensive investment and finance experience in domestic and international capital markets.

Marc Holtzman: Director.    Mr. Holtzman joined our board of directors in April 2011. Since August 2008, Mr. Holtzman has served as vice chairman of Barclays Capital, the investment banking division of Barclays Bank PLC. In 2007, Mr. Holtzman was executive vice chairman of ABN Amro Bank until August 2008. In 2006, Mr. Holtzman was a candidate for the Republican nomination for Colorado Governor. From 2003 through 2005 Mr. Holtzman was president of the University of Denver. Previously from 1999 through 2003, Mr. Holtzman served in the cabinet of Governor Bill Owens as Colorado's first secretary of technology. In addition, Mr. Holtzman was chairman of Colorado's Information Management Commission and co-chairman of the Governor's Commission on Science and Technology. Mr. Holtzman helped guide Colorado's economic transformation into a fully diversified technology hub. Prior to his tenure in Colorado politics, Mr. Holtzman served as executive vice chairman of ABN Amro Bank, was the co-founder and president of MeesPierson EurAmerica (a firm which was subsequently acquired by ABN Amro) and served as senior adviser to Salomon Brothers, when he lived and worked in Eastern Europe and Russia from September 1989 until October 1998. Drawing on his early experience in helping develop Central Asia's finance sector, Mr. Holtzman was appointed by Kazakhstan's Prime Minister to serve on the board of trustees of The Almaty Regional Financial Centre. In addition, since 2008 Mr. Holtzman has served as non-executive chairman of Indus, a leading Indian oil and gas company listed on London's AIM market with a market capitalization of approximately US $2 billion and since 2009 has served as a director of the Bank of Kigali, Rwanda's largest financial institution and a public company registered under the Company law of Rwanda and regulated by the National Bank of Rwanda. He holds a bachelor of arts degree in economics from Lehigh University.

Director Qualifications:

  •
  Leadership Experience—Vice chairman of Barclays Capital, executive vice chairman of ABN Amro Bank, President of the University of Denver, Secretary of Technology of the State of Colorado, co-founder and president of MeesPierson EurAmerica, senior advisor to Salomon Brothers; non executive chairman of Indus.

  •
  Industry Experience—Experience in analyzing natural resources investments.

Zhi Zhong Qiu: Director.    Mr. Qiu joined our board of directors in November 2011. Mr. Qiu is the Vice Chairman of Asia Pacific and Chairman of Greater China of Barclays Capital, responsible for the Bank's senior relationship with corporate clients, institutions and governments, and has served in this role since 2009. Before joining Barclays Capital, Mr. Qiu was the Chairman of China and Vice Chairman of Asia of ABN AMRO bank, responsible for all the Bank's activities and business related to China from 2006 to 2009. Mr. Zhi Zhong Qiu is also the Chairman of DragonTech Ventures Fund and its management company and has served in this capacity since 2004. Mr. Qiu holds a number of directorship positions in the investment companies of DragonTech Ventures Fund, including the NYSE listed Suntech Power Holdings (Ticker: STP). Prior to 2002, Mr. Qiu was the Chairman of Greater China Region of Credit Suisse First Boston ("CSFB"), responsible for CSFB's overall business in the Greater China region (including Taiwan and Hong Kong). Prior to his appointment as the Chairman in 1998 at CSFB, Mr. Qiu was a Managing Director in charge of all derivatives activities for Credit Suisse Financial Products ("CSFP"), the financial derivatives subsidiary of CSFB, in the Great China region. Mr. Qiu joined CSFB in 1991 and became a Managing Director in 1995. He built the CSFP and CSFB's derivatives and investment banking business in the Greater China region. Mr. Qiu was elected as one of the world's "50 Most Wanted in Finance" by Global Finance magazine in 1994, and named as one of the 50 world "Derivatives Superstars" by the same magazine in 1995. Prior to joining CSFB, Mr. Qiu held positions in Booz Allen & Hamilton, providing consulting services to major banks and financial institutions in North America and Asia. Mr. Qiu received his B.S. (magna cum laude) in Computer Science from New York University, his

B.E. (summa cum laude) in Electrical Engineering from Cooper Union, his M.S. degree in Electrical Power Engineering from Ohio State University, and his M.B.A. from Harvard Business School.

Director Qualifications:

  •
  Leadership Experience—Vice Chairman of Asia Pacific and Chairman of Greater China of Barclays Capital, former Chairman of China and Vice Chairman of Asia of ABN AMRO bank, Chairman of DragonTech Ventures Fund and its management company, and former Managing Director in charge of all derivatives activities for Credit Suisse Financial Products.

  •
  Industry Experience—Extensive investment and finance experience in international markets.

J. Ari Swiller: Director.    Mr. Swiller joined our board of directors in February, 2011. From October 2010 to February 2011, Mr. Swiller served as a director of Old Prospect Global Resources, Inc., our wholly owned subsidiary. Mr. Swiller is co-founder of the Renewable Resources Group (RRG). RRG has developed two million acre-feet (AF) of water projects, over a gigawatt of renewable energy and marketed hundreds of water rights in nine states. Currently the firm owns and/or manages more than 100,000 acres of farmland for the purpose of water, renewable energy, and/or carbon development. Mr. Swiller's responsibilities include managing all aspects of the business. Prior to founding RRG, Mr. Swiller was a Principal in The Yucaipa Companies; he served as Vice President of External Affairs at Ralphs Grocery Company and Executive Director of The Ralphs/Food4Less Foundation. He serves on the board of rfXcel Corporation, which develops supply chain performance improvement software. Mr. Swiller also serves on the Board of the Los Angeles Conservation Corps, the Miguel Contreras Educational Foundation and Falcon Waterfree Technologies. Mr. Swiller earned a B.A. from Cornell University.

Director Qualifications:

  •
  Leadership Experience—Co-founder of Renewable Resources Group, principal in The Yucaipa Companies, vice president of external affairs at Ralphs Grocery Company, executive director of The Ralph's/Food4Less Foundation.

  •
  Industry Experience—Extensive experience in developing energy and natural resource projects, director of Old Prospect Global Resources Inc.

Conway J. Schatz: Director.    Mr. Schatz joined our board of directors in April 2012. Mr. Schatz currently serves as vice-president of Hexagon, LLC, a Denver-based private equity firm, overseeing energy and real estate investing. Mr. Schatz joined Hexagon in 1998. Prior to 1998, Mr. Schatz worked in the business advisory / audit division of Arthur Andersen, LLP, with client industries such as oil and gas, light manufacturing, financial services, real estate, cable and technology. Mr. Schatz also serves as a director to a Colorado based real estate operating company, and a European real estate fund. He was a director and audit committee chair of Recovery Energy, Inc. (RECV), a publicly traded oil and gas company, from June 2010 until January 2012. Mr. Schatz became a certified public accountant in 1996, licensed in the state of Colorado. Mr. Schatz received dual bachelor of science degrees in finance and accounting from Minnesota State University, an M.B.A. (2001) and an M.S. in real estate development and construction management (2010) from the University of Denver. We have secured financings through Mr. Schatz's employer, Hexagon, as described further under the section entitled Transactions with Related Persons. Mr. Schatz is also a manager of Very Hungry LLC, but does not have dispositive power over the shares owned by Very Hungry LLC, as described further in the section entitled Security Ownership of Certain Beneficial Owners and Management. Very Hungry LLC owns 7,588,727 shares of our common stock and warrants to purchase 4,841,608 common shares (representing in the aggregate approximately 20.7% of our outstanding shares).

Director Qualifications:

  •
  Leadership Experience—Vice-president of Hexagon Investments, director to a real estate operating company and a European real estate fund, former director and audit committee chair of a public company, qualified audit committee financial expert, former consultant at Arthur Andersen, LLP, dual bachelor of science degrees in finance and accounting from Minnesota State University, an executive masters of business administration from the Daniels College of Business at the University of Denver and an executive masters of science in real estate development and Construction Management.

  •
  Industry Experience—Experience overseeing energy investing at Hexagon Investments, former consulting work in natural resources industry at Arthur Andersen.

Patrick L. Avery: Director, President, Chief Executive Officer, Treasurer and Secretary.    In February 2011, Mr. Avery joined our board of directors and became our president, chief executive officer, treasurer and secretary. Mr. Avery has more than 25 years of experience in all phases of industrial businesses. From August 2010 to February 2011, Mr. Avery served as president and chief executive officer of Old Prospect Global Resources Inc., our wholly owned subsidiary. From July 2009 to September 2010, Mr. Avery was vice president of energy and commodities for Broe Company where he managed grain, fuel and fertilizer businesses. From March 2009 to June 2009, Mr. Avery managed his investments. Mr. Avery served as president of Intrepid Potash from April 2007 to February 2009 where he led all aspects of mining, manufacturing, logistics and sales. His key efforts at Intrepid Potash included re-vamping older facilities and significant growth in all key operational and sales metrics. From May 1996 to March 2007, Mr. Avery served in several senior positions at JR Simplot including, SVP, Mining, Manufacturing and Sales, and SVP, Retail Operations. During his time at JR Simplot, Mr. Avery oversaw mining and manufacturing at over 10 complex facilities, and ran logistics and sales functions in facilities spanning 13 western states. Mr. Avery performed undergraduate studies at the University of Colorado and performed graduate work in engineering from Loyola Marymount University. He received his MBA from the Graziadio School of Business at Pepperdine University.

Director Qualifications:

  •
  Leadership Experience—Vice president of energy and commodities for Broe Company, president of Intrepid Potash, various senior positions at JR Simplot.

  •
  Industry Experience—Extensive experience with mining, fertilizers and natural resources, particularly his direct experience as a chief executive officer in the potash industry for a public company and president, chief executive officer and director of Old Prospect Global Resources Inc.

Recommendation of the Board of Directors

Prospect's board of directors recommends that you vote "FOR" each of the nominees for election to the board of directors.

PROPOSAL 2
APPROVAL OF AMENDMENT TO
AMENDED AND RESTATED ARTICLES OF INCORPORATION
INCREASING AUTHORIZED SHARES OF COMMON STOCK
BY 200,000,000

Prospect's amended and restated articles of incorporation currently authorize the issuance of 100,000,000 shares of common stock, each with a par value of $0.001 per share. On June 27, 2012, the board (without any dissent) adopted a resolution setting forth a proposed amendment to Article III of Prospect's amended and restated articles of incorporation, subject to shareholder approval, to increase the number of shares of common stock that are authorized for issuance by 200,000,000 shares, bringing the total number of common shares authorized for issuance to 300,000,000. As of the close of business on August 1, 2012, there were 55,264,468 shares of our common stock issued and outstanding. In addition, as of the close of business on August 1, 2012, Prospect had 26,829,946 shares of common stock subject to outstanding grants, warrants and options. This means that as of August 1, 2012, Prospect had just 17,905,586 shares of common stock available for corporate purposes.

The board believes it is in the best interest of Prospect to increase the number of authorized shares of common stock in order to give Prospect greater flexibility in considering and planning for future potential business needs. Prospect has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in authorized shares. The additional shares of common stock authorized by the amendment will be available for issuance by the board for various corporate purposes, including, without limitation, financings, potential strategic transactions, mergers, acquisitions, strategic partnerships, joint ventures, business combinations, stock dividends, stock splits, grants under employee stock plans, as well as other general corporate transactions, although Prospect has no present plans to use them in any such regard. Having this additional authorized common stock available for future use will allow Prospect to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

If the amendment is approved, the additional authorized shares would be available for issuance at the discretion of the board and without further shareholder approval, except as may be required by law or applicable stock exchange rules. This amendment does not change the terms of the common stock. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding.

Procedure for Amending Articles of Incorporation

Provided that this proposal is approved, the amendment discussed under this proposal will be become effective upon filing with the Nevada Secretary of State. The second amended and restated articles of incorporation reflecting this amendment is attached hereto as Annex A.

Potential Effects of this Amendment

Preemptive Rights/Dilutive Effects.    The proposed increase in the number of authorized shares of common stock could have a number of effects on Prospect's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. Our stockholders do not have preemptive or similar rights, which means that our stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership. Accordingly, the issuance of additional shares of common stock or such other securities might substantially dilute the ownership and voting rights of Prospect's stockholders. The adoption of the amendment itself would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders and the holders of common stock will not realize any dilution as a result of this amendment until the board elects to issue additional shares of common stock in the future. Shares of common stock issued otherwise than for a stock split may decrease existing stockholders' percentage equity ownership, and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock.

Possible Anti-Takeover Effects.    The increase could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Prospect more difficult. For example, additional shares could be issued by Prospect so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Prospect. Similarly, the issuance of additional shares to certain persons allied with Prospect's management could have the effect of making it more difficult to remove Prospect's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional shares of common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock. This proposal is not submitted in response to management's knowledge of any specific effort to acquire control of Prospect in opposition to management and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. These possible anti-takeover effects and implications under Nevada law and our bylaws are discussed in more detail under "Nevada Anti-Takeover Laws and Certain Articles and Bylaws Provisions" under Proposal 3.

There are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock that are sought to be authorized. The board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible disadvantages of dilution of our outstanding stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the amendment.

The affirmative vote of the holders of a majority of the total number of votes of common stock represented (whether in person or by proxy) and entitled to vote at our annual meeting is required to approve this proposal.

Recommendation of the Board of Directors—Proposal 2

Prospect's board of directors recommends that you vote "FOR" this proposal to approve the amendment to Prospect's amended and restated articles of incorporation to increase the authorized shares of common stock by 200,000,000.

 PROPOSAL 3
APPROVAL OF AMENDMENT TO
AMENDED AND RESTATED ARTICLES OF INCORPORATION
INCREASING AUTHORIZED SHARES OF PREFERRED STOCK
BY 90,000,000

On June 27, 2012, the board (without any dissent) also adopted a resolution setting forth a proposed amendment to Article III of Prospect's amended and restated articles of incorporation, subject to shareholder approval, to increase the number of shares of preferred stock that are authorized for issuance by 90,000,000 shares, bringing the total number of preferred shares authorized for issuance to 100,000,000. The amended and restated articles of incorporation currently authorize the issuance of 10,000,000 shares of preferred stock, each with a par value of $0.001 per share. As of the close of business on August 1, 2012, Prospect did not have any shares of preferred stock issued and outstanding.

The board believes that, if approved, this amendment will grant Prospect greater flexibility in the completion of equity financings or acquisitions and in the establishment of strategic relationships with corporate and other partners, as well as the payment of stock dividends, stock splits or other recapitalizations or financings. The increase in the number of authorized preferred shares will also provide Prospect with more options relating to employee equity incentive plans. The board does not currently have any definitive commitments, arrangements, undertakings or agreements to issue shares in connection with the foregoing prospective activities.

Under the amended and restated articles of incorporation, the board is authorized to provide for the issuance of one or more series of preferred shares and, in connection with the creation of any such series, to adopt one or more amendments to the amended and restated articles of incorporation determining, in whole or in part, the express terms of any such series. If this proposal is approved, the increased number of preferred shares would be available for issuance without further action by Prospect's stockholders, except as may be required by applicable law or stock exchange rules.

Procedures for Amending Articles of Incorporation

Provided that this proposal is approved, this amendment described above will become effective upon filing with the Nevada Secretary of State. The second amended and restated articles of incorporation reflecting this amendment is attached as Annex A.

Possible Anti-Takeover Effects.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. The action is not intended to construct or enable any anti-takeover defense or mechanism on behalf of Prospect. The purpose of the increase in authorized shares of preferred stock is to increase the number of shares available for future issuance even though the increase of our preferred stock could, under certain circumstances, have an anti-takeover effect. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of Prospect by causing such additional authorized shares to be issued to holders who might side with the board in opposing a takeover bid that the board of directors determines is not in the best interests of Prospect and our stockholders. The increased preferred stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for Prospect stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized shares of preferred stock may have the effect of permitting Prospect's current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of Prospect's business. Despite these possible anti-takeover effects, the board of directors did not propose the increase in Prospect's authorized shares of preferred stock with the intent that it be utilized as a type of antitakeover device. The increase in the authorized number of shares of our preferred stock will permit our board to issue additional shares of our preferred stock without further approval of our stockholders, and our board does not intend to seek shareholder approval prior to any issuance of the preferred stock unless shareholder approval is required by applicable law or stock market or exchange requirements.

This proposal is not submitted in response to management's knowledge of any specific effort to acquire control of Prospect in opposition to management and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. We did not take such action to increase the authorized shares of our preferred stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

Nevada Anti-Takeover Laws and Certain Articles and Bylaws Provisions

Provisions of Nevada law and our amended and restated articles of incorporation and bylaws could make the following more difficult:

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  acquisition of us by means of a tender offer;

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  acquisition of us by means of a proxy contest or otherwise; or

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  removal of our incumbent officers and directors.

These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.

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  Stockholder Meetings.  Our bylaws provide that special meetings of the stockholders may be called by two or more Members of the board or our chief executive officer, and must be called by our chief executive officer upon the written request of the holders of not less than 30% of the voting power of our capital stock.

  •
  No Cumulative Voting.  Our amended and restated articles of incorporation and bylaws do not provide for cumulative voting in the election of directors.

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  Undesignated Preferred Stock.  The authorization of undesignated preferred stock in our amended and restated articles of incorporation makes it possible for our board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of us.

Under Nevada law we have elected not to be governed by two statutes that may have the effect of discouraging corporate takeovers. These laws, which are inapplicable to us absent an amendment to our amended and restated articles of incorporation, are discussed in the next two paragraphs. Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation.

Nevada's "control share law" contain provisions governing the acquisition of a controlling interest in certain Nevada corporations. These control share laws provide generally that any person that acquires 20% or more of the outstanding voting shares of certain Nevada corporations in the secondary public or private market must follow certain formalities before such acquisition or they may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights in whole or in part. These laws will only apply to us if we amend our amended and restated articles of incorporation to be governed by these statutes and have 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless our articles of incorporation or bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a "controlling interest" whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the Nevada Revised Statutes, would enable that person to exercise (1) one-fifth or more, but less than one-third, (2) one-third or more, but less than a majority or (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become "control shares" to which the voting restrictions described above apply.

Nevada's "business combination law" prohibits certain business combinations between Nevada corporations and "interested stockholders" for three years after the "interested shareholder" first becomes an "interested shareholder" unless the corporation's board of directors approves the combination in advance. For purposes of Nevada law, an "interested shareholder" is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term "business combination" is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

Dilutive Effects

Prospect's stockholders will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of this amendment. However, issuances of significant numbers of additional shares of preferred stock in the future may increase our stockholders' risk of dilution as any subsequent conversion of these preferred shares into common stock increases the number of common shares outstanding. This resulting dilution can shift fundamental positions of the stock such as a shareholder's percentage ownership of our company, voting control, or earnings per share or the value of individual shares. Additionally, the conversion of preferred shares into common stock may not require shareholder approval as described further below. Nonetheless, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our stock may increase.

As discussed above, the proposed increase also gives the board the ability to issue additional shares of stock that may affect the substantive rights of stockholders without requiring an additional shareholder vote. Accordingly, if this amendment is approved, the board will have the authority to determine or fix the following with respect to the preferred shares:

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  the division of the preferred shares into series and the designation and authorized number of preferred shares (up to the number of preferred shares authorized) in each series;

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  the dividend rate of the preferred shares and whether dividends are to be cumulative;

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  whether the preferred shares are to be redeemable, and, if so, whether redeemable for cash, property or other rights;

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  the liquidation rights and preferences to which the holders or preferred shares will be entitled;

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  whether the preferred shares will be subject to the operation of a sinking fund, and, if so, upon what conditions;

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  whether the preferred shares will be convertible into or exchangeable for shares of any other class or of any other series of any class of stock and the terms and conditions of the conversion or exchange;

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  the voting rights of the preferred shares, which may be full, limited or denied, except as otherwise required by law; provided that the voting rights of any series of preferred shares may not be greater than the voting rights of Prospect's common shares;

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  the preemptive rights, if any, to which the holders of preferred shares will be entitled, and any limitations thereon;

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  whether the issuance of any additional preferred shares, or of any preferred shares in any series, will be subject to restrictions as to issuance, or as to the powers, preferences or rights of any of these other series; and

  •
  any other relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions, with respect to the preferred shares or any series thereof.

As of the date of this proxy statement there are no definitive plans, arrangements, commitments or obligations for the issuance of the additional shares of preferred stock that are sought to be authorized. The board believes that the benefits of providing it with the flexibility to issue shares of preferred stock without delay outweigh the possible disadvantages of dilution of our outstanding stock.

The affirmative vote of the holders of a majority of the total number of votes of common stock represented (whether in person or by proxy) and entitled to vote at our annual meeting is required to approve this proposal.

Recommendation of the Board of Directors—Proposal 3

Prospect's board of directors recommends that you vote "FOR" this proposal to approve this amendment to Prospect's amended and restated articles of incorporation to increase the authorized shares of preferred stock by 90,000,000.

PROPOSAL 4
APPROVAL OF ISSUANCE OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO
COMMON STOCK (I) IN EXCESS OF 20% OF OUR OUTSTANDING SHARES AT PRICES
BELOW REPORTED TRADING PRICES, OR (II) WHERE POTENTIAL ISSUANCES MAY RESULT
IN A CHANGE OF CONTROL

Prospect's board of directors is seeking shareholder approval for the issuance of common stock or securities convertible into that number of shares, or a combination of both, in excess of 20% of our outstanding shares at prices below reported trading prices and where a potential issuance may result in a change of control of Prospect. As of the close of business on August 1, 2012, there were 55,264,468 shares of common stock and no shares of preferred stock outstanding.

Procedures for Amending Articles of Incorporation

Provided that this proposal is approved, this amendment described above will become effective upon filing with the Nevada Secretary of State. The second amended and restated articles of incorporation reflecting this amendment is attached as Annex A.

Why We Are Seeking Shareholder Approval

We currently anticipate the likely need to raise additional capital to finance the development of our potash mining facility in Holbrook Basin of eastern Arizona as well as for general working capital purposes. We believe that it would be beneficial for Prospect to be positioned to raise capital for future financing needs on an expedited basis in order to take advantage of the timing of favorable market conditions, and which may be on terms and conditions where the issuance of the security is not restricted or otherwise limited upon issuance, conversion or exercise. Since our common stock is listed on The NASDAQ Capital Market, we are subject to the NASDAQ Marketplace Rules. Under NASDAQ Rule 5635:

    •
    subsection (b) requires companies which have securities listed on NASDAQ to obtain shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company and is referred to as the "Change of Control Rule"; and

    •
    subsection (d) requires companies that have securities listed on NASDAQ to obtain shareholder approval prior to the issuance of common stock in a private offering at a price less than the greater of the book and market value per share of such common stock, if the issuance amounts to 20% or more of the common stock or 20% or more of the voting power of a company outstanding before the issuance and is referred to as the "20% Rule".

Our board has submitted this proposal 4 to our stockholders for approval because the Change of Control Rule and 20% Rule discussed above may apply to transactions that the board is interested in pursuing in the future to raise capital. Our amended and restated articles of incorporation allow us to issue both common stock and preferred stock, and our board can designate the rights, preferences and privileges of any series of preferred stock. However, unless the securities are issued in a public offering, the issuance of common stock or the conversion of any such preferred stock that has a conversion price below the market price on the date of issuance must comply with the 20% Rule, or if the conversion price is at or above market and the conversion would result in the issuance of greater than 20% of the outstanding common stock on a post-conversion basis, such issuance must comply with the Change of Control Rule. Although we do not yet know the price of the securities to be offered in a future financing or series of financings, we are seeking stockholder approval at this time in order to complete any such future financings in a timely manner in order to allow us to take advantage of favorable market conditions or heightened investor interest. Our common stock trades irregularly and in small amounts, and we anticipate that any significant issuance of shares could be at a price below prices reported on NASDAQ. Approval of this proposal will allow Prospect to issue shares under the above circumstances, whether in one or a series of financing transactions, without the expense and delay of arranging a special meeting of stockholders.

We are therefore seeking your approval now for the issuance of common stock or securities exercisable for or convertible into common stock that, absent such approval, would violate NASDAQ Rule 5635. If this proposal is approved, we will be able to engage in a financing transaction or a series of financing transactions in which we will be allowed to issue more than 20% of our outstanding common stock (as of the date prior to the newly authorized issuance), either directly, upon conversion of a preferred stock issuance, or through the exercise of warrants issued in that financing, including circumstances that may result in a change of control, without the added expense and delay of arranging a special meeting of the stockholders if we are listed on a national exchange.

Potential Dilutive Effect on Existing Shareholders

This proposal could have a substantially dilutive effect on Prospect's stockholders depending upon the exact nature and circumstances of any actual issuance of securities. Shares of common stock issued otherwise than for a stock split may decrease existing stockholders' percentage equity ownership, and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. We currently anticipate that in connection with such financing or series of financings, we will issue either common stock, convertible preferred stock, warrants, convertible debt or some combination thereof. The future issuance price, conversion price or exercise price, as applicable, will likely be determined in relation to the fair market price of our common stock at the time of the issuance and could be at price below reported trading prices. Consequently, it is impossible to determine what that price might be or the ultimate dilutive effect on our existing stockholders.

Possible Anti-Takeover Effects

The proposal could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Prospect more difficult. For example, additional shares could be issued by Prospect so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Prospect. Similarly, the issuance of additional shares to certain persons allied with Prospect's management could have the effect of making it more difficult to remove Prospect's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional shares of common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock. This proposal is not submitted in response to management's knowledge of any specific effort to acquire control of Prospect in opposition to management and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. These possible anti-takeover effects and implications under Nevada law and our bylaws are discussed in more detail under "Nevada Anti-Takeover Laws and Certain Articles and Bylaws Provisions" under Proposal 3.

Background and Rationale

As described in detail in our Annual Report on Form 10-K, we are a development stage company engaged in the development of a potash mine in the Holbrook Basin of eastern Arizona. We estimate that this project will cost approximately $1.3 billion, some of which may come from the issuance of securities pursuant to this proposal.

In deciding to introduce this proposal, the board considered many factors including, but not limited to, the following:

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  compliance with NASDAQ Rule 5635;

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  short-term and long-term goals of our business and operating strategy;

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  need for significant capital and associated timing so as not to delay the project;

  •
  potential financing sources and current interest in the project;

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  current market conditions and trends;

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  current economic climate and our anticipated ability to secure financing;

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  ways to manage the pace of spending and establish the project's full lifecycle plan;

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  potential dilutive effect on existing stockholders;

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  possible anti-takeover effects;

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  costs and delay associated with holding one or more special meetings of the stockholders in lieu of introducing this proposal.

Although we do not yet know the price of the securities to be offered in a future financing or series of financings, we are seeking shareholder approval at this time in order to be able to complete any such future financings in a timely manner in order to allow us to take advantage of favorable market conditions or heightened investor interest. Furthermore, we believe that the ability to issue securities without restriction on the issuance, conversion or exercise thereof will provide us with better leverage in negotiating the terms of any such future financing with potential investors. Accordingly, the board believes it is in the best interest of Prospect's stockholders to approve this proposal in order to give Prospect greater flexibility in considering and planning for future potential business needs and to comply with NASDAQ Rule 5635.

Our amended and restated articles of incorporation, federal and Nevada law do not prohibit us from seeking shareholder approval for this potential financing, or series of financings. In accordance with the Nevada Revised Statutes Sections 78.200 and 78.211, absent actual fraud in the transaction, the judgment of our directors is conclusive as to (i) the consideration for rights or options to purchase our stock or (ii) the consideration received for the shares issued. Accordingly, we may create and issue rights or options entitling our stockholders to purchase from us any shares of our stock of any class or classes that are evidenced by or in such form as are approved by our board. Additionally, our board may authorize shares to be issued for consideration consisting of any tangible or intangible property of benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed and other securities of the corporation. Further, Section 78.215 of the Nevada Revised Statutes provides that the corporation may issue and dispose of its authorized shares for such consideration as may be prescribed in our articles of incorporation, or if no consideration is prescribed, then for such consideration as may be fixed by our board of directors. Our amended and restated articles of incorporation allow us to issue both common stock and preferred stock, and our board can designate the rights, preferences and privileges of any series of preferred stock.

Prospect has no definitive plan, commitment, arrangement, understanding or agreement regarding the issuance of securities as contemplated by this proposal; however, execution of our business plan will require significant additional capital. If this proposal is approved, we will not be seeking additional shareholder approval regarding the specific terms or other details of a specific financial transaction or series of financial transactions that would otherwise require individual shareholder approval. Approval of this proposal will allow Prospect to comply with NASDAQ Rule 5635 and issue securities under the circumstances described in this proposal 4 without the expense and delay of arranging a special meeting of stockholders.

The affirmative vote of the holders of a majority of the total number of votes of common stock represented (whether in person or by proxy) and entitled to vote at our annual meeting is required to approve this proposal.

The board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible disadvantages of dilution of our outstanding stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from approval of this proposal.

Recommendation of the Board of Directors—Proposal 4

Prospect's board of directors recommends that you vote "FOR" this proposal to approve the issuance of common stock or securities convertible into that number of shares, or a combination of both, in a subsequent financing or series of financings in excess of 20% of our outstanding shares at prices below reported trading prices or where potential issuances may result in a change of control of Prospect.

 PROPOSAL 5
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES
OF INCORPORATION TO ALLOW THE BOARD OF DIRECTORS TO GRANT HOLDERS
OF A BOND, DEBENTURE OR OTHER OBLIGATION OF THE COMPANY VOTING RIGHTS
OF A SHAREHOLDER OF THE COMPANY

On April 30, 2012, the board unanimously adopted a resolution setting forth a proposed amendment to Article IX of Prospect's amended and restated articles of incorporation, subject to shareholder approval, to have the right and flexibility to confer upon the holders of a bond, debenture or other obligation of Prospect the power to vote in respect to the corporate affairs and management of Prospect in the same manner as a holder of our common stock. The boards' objective in amending our amended and restated articles of incorporation as described in this proposal 5 is to give us the flexibility to confer upon a debt holder the right to vote as a shareholder in connection with the rights proscribed under the Nevada Revised Statutes. The board has determined that it is in our best interest and in the best interest of our stockholders to further amend our amended and restated certificate of incorporation to allow us flexibility and greater leverage in raising capital for Prospect.

Procedures for Amending Articles of Incorporation

Provided that this proposal is approved, this amendment described above will become effective upon filing with the Nevada Secretary of State. The second amended and restated articles of incorporation reflecting this amendment is attached as Annex A.

Purposes of the Amendment

Voting Power of Debt Holders

The purpose of this amendment to our amended and restated articles of incorporation is to provide us with greater flexibility and leverage to raise capital by giving us the option to provide debt holders with voting rights permitted under Nevada law. Section 78.197 of the Nevada Revised Statutes provides that a corporation may provide in its articles of incorporation that the holder of a bond, debenture or other obligation of the corporation may have any of the rights of a shareholder in the corporation. Upon approval by our stockholders of this amendment, we will have the ability to grant the right to vote on all matters submitted to a vote of stockholders of Prospect to debt holders on an as-converted basis. If the stockholders do not approve this proposal, debt holders will not have a right to vote in respect to the corporate affairs and management of Prospect in the same manner as a holder of our common stock.

We believe that this amendment to our amended and restated articles of incorporation may allow us to raise debt on more attractive terms or where debt may not otherwise be available to us. We do not intend, at this time, to confer upon the holders of any existing debt instruments or obligations of Prospect any right to vote in respect to any matters and have no definitive plan, commitment, arrangement, understanding or agreement as contemplated by this proposal.

Possible Effects of the Amendment

Upon conferring on a debt holder the right to vote as a shareholder of Prospect, this debt holder will have the ability to exercise control over all matters to which stockholders are entitled to vote. If the board confers voting rights to debt holders, this will dilute the voting power of our existing stockholders, but will not dilute the percentage equity ownership of our existing stockholders.

The proposal could also have an anti-takeover effect, in that it could make a change in control or takeover of Prospect more difficult. For example, voting rights could be granted to debt holders by Prospect so as to dilute the voting rights of persons seeking to obtain control of Prospect. Similarly, voting rights could be granted to debt holders allied with Prospect's management and could have the effect of making it more difficult to remove Prospect's current management by diluting the voting rights of persons seeking to cause such removal. This proposal is not submitted in response to management's knowledge of any specific effort to acquire control of Prospect in opposition to management and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. These possible anti-takeover effects and implications under Nevada law and our bylaws are discussed in more detail under "Nevada Anti-Takeover Laws and Certain Articles and Bylaws Provisions" under Proposal 3.

The affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date is required to approve this amendment to our amended and restated articles of incorporation.

Recommendation of the Board of Directors—Proposal 5

Prospect's board of directors recommends that you vote "FOR" this proposal to approve an amendment to our amended and restated articles of incorporation to allow the board of directors to grant holders of a bond, debenture or other obligation of Prospect voting rights of a shareholder in Prospect.

PROPOSALS 6 AND 7:
APPROVE AN AMENDMENT TO PROSPECT'S (I) 2011 EMPLOYEE EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THIS PLAN FROM 5,000,000 TO 13,500,000 AND (II) 2011 DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THIS PLAN FROM 2,500,000 TO 8,200,000.

The 2011 Employee Equity Incentive Plan and the 2011 Director and Consultant Equity Incentive Plan (collectively, the "plans") were adopted by our board of directors on August 25, 2011, subject to shareholder approval and approved by the stockholders in October 2011. The plans provide for the grant of nonstatutory stock option, stock appreciation right, restricted stock, restricted stock unit, bonus stock, and other equity-based awards. The 2011 Director and Consultant Equity Incentive Plan provides for the grant of such awards to non-employee directors and consultants of Prospect and its qualifying subsidiaries. The 2011 Employee Equity Incentive Plan provides for the grant of such awards, as well as incentive stock option awards, to employees (including employees who are officers) of Prospect and its qualifying subsidiaries. There are currently 5,000,000 shares of common stock reserved for issuance under the 2011 Employee Equity Incentive Plan and 2,500,000 shares of common stock reserved for issuance under the 2011 Director and Consultant Equity Incentive Plan. As of August 1, 2012, (i) options to purchase 3,336,000 shares were outstanding under the 2011 Employee Equity Incentive Plan and 1,664,000 shares remained available for future grant and (ii) options to purchase 2,485,000 shares were outstanding under the 2011 Director and Consultant Equity Incentive Plan and 15,000 shares remained available for future grant. The plans may be administered by the board of directors or by a committee appointed by the board of directors. The plans are currently administered by the compensation subcommittee of governance, nominating and compensation committee of the board of directors.

The stockholders are now being requested to consider and approve amendments to the plans to (i) increase the number of shares of common stock reserved for issuance under the 2011 Employee Equity Incentive Plan to a new total of 13,500,000 shares and (ii) increase the number of shares of common stock reserved for issuance under the 2011 Director and Consultant Equity Incentive Plan to a new total of 8,200,000 shares.

The board of directors believes the amendments to the plans will continue helping Prospect attract, motivate and retain qualified employees, directors and consultants through the grant of equity-based and performance-based incentives and thereby further align the interests of such personnel with those of our stockholders. The board of directors believes that the amount of the increase under each of the plans is reasonable given the Company's current needs, growth and potential. The proposed amendments to the plans will not result in any new plan benefits to our directors, executive officers, other employees or consultants, other than providing them with an opportunity to acquire additional stock-based incentive awards.

Our board of directors believes that the plans are a material element of our overall compensation program and, in turn, will be important to our future financial and operational success. If the amendments to the plans are not approved, our ability to provide equity-based compensation incentives in order to attract, motivate and retain key personnel will be severely limited. On the other hand, if the amendments to the employee plans are approved, we will be able to continue granting employees of Prospect and its qualifying subsidiaries options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Furthermore, if the amendments to the plans are approved, we will be able to continue authorizing discretionary grants of nonqualified stock options, restricted stock, stock appreciation rights, bonus stock, restricted stock units, and other equity-based awards to eligible employees, directors and consultants of Prospect and its qualifying affiliates.

Summary of the 2011 Plans

The principal features of the plans are summarized below. This summary is qualified in its entirety by the provisions of the plans which are attached hereto as Annex B and Annex C.

Securities Subject to the Plans

The aggregate number of shares of common stock subject to options and other awards under the employee plan is 5,000,000 and under the director and consultant plan is 2,500,000. To the extent that an award expires, ceases to be exercisable, is forfeited or repurchased by Prospect, any shares subject to the award may be used again for new grants under the applicable plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award (other than a stock option) may be used for grants under the applicable plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by Prospect or any of its qualifying subsidiaries will not be counted against the shares available for issuance under the plans. The maximum number of shares that may be subject to one or more awards to a participant pursuant to the plans during any calendar year is 1,000,000.

Administration of the Plans

In general, each plan will continue to be administered by the board of directors until such time as the board of directors delegates the administration of the plans to a committee. It is intended that the plans will continue to be administered by the same committee if the board of directors so delegates the administration of the plans. To the extent the board of directors considers it desirable for transactions relating to a grant of awards to be eligible to qualify for an exemption under Rule 16b-3 of the Exchange Act, the committee shall consist solely of two or more directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and, to the extent the board of directors considers it desirable for compensation delivered pursuant to a grant of awards under the employee plan to be eligible to qualify for an exemption under Code Section 162(m), the committee shall consist of two or more "outside directors" pursuant to Code Section 162(m).

Eligibility

Employees, directors and consultants of Prospect and its qualifying affiliates are eligible to receive options, restricted stock, stock appreciation rights, bonus stock, restricted stock units, and other equity-based awards under the plans. The administrator determines which of such employees, consultants and directors will be granted options or other awards.

Vesting of Awards

An award vests or becomes exercisable at such times as determined by the administrator and set forth in the applicable award agreement. The administrator in its discretion may provide that an award will be vested or exercisable upon (i) the attainment of one or more performance goals or targets established by the administrator, (ii) the participant's continued employment or service as a director or consultant, (iii) the occurrence of any event or the satisfaction of any other condition specified by the administrator in its sole discretion, or (iv) a combination of any of the foregoing. Each award may have different provisions with respect to vesting and/or exercise of the award. Also, at any time after the grant of an award, the administrator may accelerate the award's vesting period.

Types of Awards

•
Options.  The administrator may grant employees incentive stock options, meaning they are intended to satisfy the requirements of Code Section 422, or nonqualified stock options, meaning they are not intended to satisfy the requirements of Code Section 422. Directors and consultants may only receive nonqualified stock options. Each option will be evidenced by a written agreement. Award agreements evidencing incentive stock options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Code Section 422. The administrator sets the exercise price at the time the option is granted. The administrator sets the exercise price at the time the option is granted, except that any option that is intended to be an incentive stock option or to constitute Code Section 162(m) performance-based compensation may not be less than 100% of the fair market value (as determined under the employee plan) of the shares of common stock subject to the option on the date the option is granted (or 110% for incentive stock options granted to a 10% owner). Nonqualified stock options may be granted with an exercise price of less than 100% of the fair market value of the shares of common stock subject to the option on the date the option is granted. The term of an option is set by the administrator, provided that the term of the option may not be longer than 10 years from the date the option is granted (or in the case of an incentive stock option granted to a 10% owner, five years from the date of grant). An option may be exercised in whole or in part with respect to whole shares by delivery of an irrevocable notice of exercise in such manner as determined by Prospect. The administrator may allow payment in whole or in part by the following: (i) cash or check or wire transfer; (ii) delivery of shares of common stock; (iii) delivery of a notice that the participant has placed a market sell order with a broker with respect to shares of common stock then issuable; or (iv) a cashless "net exercise" arrangement.

•
Stock Appreciation Rights.  The administrator may issue stock appreciation rights, or SARs, in such amounts and on such terms and conditions as determined by the administrator consistent with the plans. A SAR will be evidenced by a written SAR agreement and will entitle the participant to exercise all or a portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the fair market value on the date of exercise of the SAR by the number of shares of common stock with respect to which the SAR has been exercised. The exercise price per share of common stock subject to each SAR shall be set by the administrator, but shall not be less than 100% of the fair market value of the common stock on the date the SAR is granted. The term of a SAR is set by the administrator provided that the term of the SAR may not be longer than 10 years from the date the SAR is granted. A SAR may be paid to the participant in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares earned under the SAR on the date of payment.

•
Restricted Stock.  The administrator may issue restricted stock on such terms and conditions as determined by the administrator consistent with the plans. Restricted stock shall constitute issued and outstanding shares of common stock for all corporate purposes and the grantee shall have the right to vote, to receive and retain all regular cash dividends and such other distributions, as the board of directors may designate, pay or distribute on such restricted stock, and to exercise all other rights, powers and privileges of a holder of common stock.

•
Restricted Stock Units.  Restricted stock units or RSUs may be granted to any participant. An RSU entitles the holder to the right to receive shares or cash at the end of a deferral period. At the time of grant, the administrator will specify the date or dates on which the RSUs will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including any performance criteria or other specific criteria, in each case on a specified date or dates or over any period or periods determined by the administrator. Upon the vesting of an RSU, the grantee will become entitled to receive a number of shares of common stock equal to the number of vested RSUs.

•
Bonus Stock.  Bonus stock awards will be made in shares of common stock other than restricted stock and may be subject to performance criteria or any other specific criteria determined by the administrator. The purchase price, if any, for common stock issued in connection with a bonus stock award or deferred stock award will be determined by the administrator in its sole discretion.

•
Other Awards.  The plans provide that the administrator may also grant other equity-based awards or any combination thereof to participants. The term of each such grant or issuance will be set by the administrator in its sole discretion. The administrator may establish the exercise price or purchase price, if any, of any such award as well as any vesting or performance criteria.

•
Performance Awards.  The administrator may grant performance awards to participants under the employee plan. The value of performance awards may be linked to any one or more of the performance criteria or other specific criteria determined by the administrator, in each case on a specified date or dates or over any period or periods determined by the administrator. Performance awards may be paid in cash, shares of common stock, or both. If an award is intended to qualify as "performance-based compensation" under Code Section 162(m)(4), participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the administrator for the period are satisfied.

Transferability of Awards

Awards granted generally are not transferable except by will or the laws of descent and distribution and are only exercisable during the lifetime of the grantee of the award or the grantee's guardian or legal representative. The administrator may permit transfers to certain persons or entities related to the participant, including but not limited to members of the grantee's family or to such other persons or entities as may be expressly approved by the administrator after taking into account any applicable tax or securities laws.

Adjustment to Common Stock

In the event that any dividend or other distribution, recapitalization, common stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, share exchange, or other relevant changes in capitalization, affects Prospect's common stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of award grantees, the administrator will make equitable changes or adjustments to outstanding awards to prevent such dilution or enlargement of rights, and adjustments to the number of shares reserved under each plan and the individual limits relating to shares. The changes may include the number and kind of shares of common stock or other property, the exercise price, grant price, or purchase price and terms relating to performance goals (such as share price targets).

Change in Control

In the event of a change in control, the administrator in its sole discretion may (i) subject to certain limitations, negotiate a binding agreement whereby the surviving corporation or acquiring corporation may assume any outstanding award under the plans or may substitute similar stock awards on an equitable basis of appropriate stock of Prospect, or of the surviving corporation or acquiring corporation, which will be issuable in respect of the common stock, (ii) accelerate the vesting of outstanding awards, (iii) upon written notice to participants, provide that all unexercised awards must be exercised or satisfied upon the change in control or within a specified number of days of the date of such change in control, or (iv) prior to such a change in control, terminate any or all unexercised awards in exchange for cash or consideration similar to that received by stockholders of common stock of Prospect, less the exercise price required under any such awards.

Tax Withholding

Prospect may deduct or withhold, or require any participant to remit to Prospect, an amount sufficient to satisfy applicable federal, state, local and foreign withholding tax obligations with respect to any award granted to that participant. The administrator may allow a participant to elect to have Prospect withhold from any cash compensation paid to the participant or shares of common stock otherwise issuable under any award (or allow the return of shares of common stock).

Amendment, Modification and Termination of the Plans

The board of directors may terminate, amend, suspend or modify the plans, in whole or in part, at any time, except that no such action may diminish or impair the rights under an award previously granted without the affected participant's consent. Stockholder approval must be obtained for any amendment (i) to increase the number of shares available under the plans, (ii) to increase the number of shares available under the employee plan that may be issued as incentive stock options, (iii) change the class of individuals eligible to receive awards under either plan, or (iv) make any other change that would require stockholder approval under applicable laws.

Tax Consequences

The following is a brief summary under current law of the material United States federal income tax consequences to participants in the plans. This summary deals with the general tax principles that apply and does not purport to be a complete description of the federal income tax consequences applicable to a participant or Prospect. Some kinds of taxes, such as foreign taxes and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

•
Code Section 409A.  Certain types of awards under the plans, including certain nonqualified options and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Code Section 409A. Unless certain requirements set forth in Code Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the plans and awards granted under the plans will be structured and interpreted in a manner that is intended to allow the plans and the awards to be exempt from or comply with Code Section 409A.

•
Nonqualified Stock Options.  Holders granted nonqualified stock options under the plans generally will not have taxable income on the grant of the option, nor will Prospect be entitled to any deduction. Generally, on exercise of a nonqualified stock option a holder will recognize ordinary income, and Prospect will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis in the shares of common stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the shares of common stock on the date of exercise the option. Any subsequent gain or loss will be generally taxable as capital gain or loss. Nonqualified stock options granted with an exercise price below the fair market value of a share of common stock on the date of grant may be subject to Code Section 409A.

•
Incentive Stock Options.  There is no taxable income to an incentive stock option holder at grant or upon exercise of the incentive stock option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price may be an "item of adjustment" for the holder for purposes of the alternative minimum tax. Gain realized by the holder on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to Prospect, unless the holder disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred, then the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and Prospect will be entitled to a corresponding deduction.

•
Stock Appreciation Rights.  No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the holder in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

•
Restricted Stock.  A holder generally will not have taxable income on the grant of restricted stock, nor will Prospect then be entitled to any deduction, unless the holder makes an election under Code Section 83(b). However, when restrictions on shares of restricted stock lapse, the holder generally will recognize ordinary income, and Prospect will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock.

•
Bonus Stock.  Upon a grant of bonus stock, a holder generally will have taxable income equal to the value of the bonus stock, and Prospect will be entitled to a deduction in the same amount.

•
Restricted Stock Units.  A holder generally will not realize taxable income at the time of the grant of restricted stock units, and Prospect will not be entitled to a deduction at that time. Instead, when the restricted stock units are settled, whether in cash or common stock, the holder will have ordinary income, and Prospect will be entitled to a corresponding deduction. Restricted stock units may be subject to Code Section 409A.

Code Section 162(m).    As described above, Prospect is generally entitled to a deduction equal to the ordinary income realized by a participant in connection with awards made under the employee plan. However, compensation paid to Prospect's named executive officers is generally subject to the $1 million annual deduction limitation of Code Section 162(m). This limitation does not apply to performance-based compensation that meets certain requirements, including a stockholder approval requirement. If the employee plan is approved by our stockholders, it is anticipated that performance-based awards granted under the employee plan will qualify for an exemption from the Code Section 162(m) deduction limitation.

The affirmative vote of the holders of a majority of the total number of votes of common stock represented (whether in person or by proxy) and entitled to vote at our annual meeting is required to approve each of proposals 6 and 7.

Recommendation of the Board of Directors—Proposal 6

Prospect's board of directors recommends that you vote "FOR" this proposal to approve an amendment to Prospect's 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 5,000,000 to 13,500,000.

Recommendation of the Board of Directors—Proposal 7

Prospect's board of directors recommends that you vote "FOR" this proposal to approve an amendment to Prospect's 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 2,500,000 to 8,200,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of August 1, 2012 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of August 1, 2012, we had 55,264,468 issued and outstanding shares of common stock. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Central Valley Administrators, Inc.	10,538,583	19.1%
Very Hungry LLC(3)	12,430,335	20.7%
BlackRock, Inc.	5,769,230	10.4%
The Karlsson Group(4)	5,605,834	9.2%
Bevan Cooney	4,000,000	7.2%
COR Investments II LLC(5)	4,127,678	7.5%
Scott J. Reiman(6)	3,181,427	5.6%
Avalon Portfolio, LLC(7)	3,184,435	5.6%
Delta Offshore Master Ltd(8)	2,352,942	4.2%
Directors and Executive Officers
Patrick L. Avery, Chief Executive Officer, President, Director(9)	2,250,000	4.0%
Dr. Barry Munitz, Chairman of the Board of Directors(10)	1,675,000	3.0%
Chad Brownstein, Executive Vice Chairman of the Board of Directors(11)	8,250,660	13.8%
Marc Holtzman, Director(12)	300,000	0.5%
J. Ari Swiller, Director(13)	250,000	0.5%
Devon Archer, Director(14)	100,000	0.2%
Zhi Zhong Qiu, Director(15)	200,000	0.4%
Conway J. Schatz(16)	0	0%
Wayne Rich, Chief Financial Officer(17)	1,000,000	1.8%
Total beneficial ownership of directors and officers as a group (nine persons)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)	14,025,660	22.3%

(1)
Each person listed has sole investment and/or voting power with respect to the shares indicated, except as otherwise noted. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. Amounts listed in this column reflect shares issuable upon the exercise of options and warrants exercisable on August 1, 2012 or within 60 days thereafter.

(2)
Number of shares deemed outstanding includes 55,264,468 shares of our common stock outstanding as of August 1, 2012 and any grants, options and warrants for shares that are exercisable by such beneficial owner on August 1, 2012 or within 60 days thereafter.

(3)
Very Hungry LLC holds 7,588,727 shares of our common stock and immediately exercisable warrants to purchase 1,860,530 shares of our common stock at $4.25 per share expiring on November 12, 2012, immediately exercisable warrants to purchase 479,228 shares of our common stock at $3.00 per share expiring on April 25, 2013, immediately exercisable warrants to purchase 1,797,103 shares of our common stock at $3.00 per share expiring on April 25, 2014 and immediately exercisable warrants to purchase 704,747 shares of our common stock at $3.83 expiring on September 19, 2013. The address of the reporting person is 730 17th St., Suite 800, Denver CO 80202.

(4)
The Karlsson Group holds immediately exercisable warrants to purchase 5,605,834 shares of our common stock at $4.25 per share expiring on May 30, 2019.

(5)
COR Investments II LLC holds 3,000,000 shares of our common stock and is affiliated with our stockholders COR Capital Holdings, COR Advisors LLC and COR US Equity Income Fund. Such amount includes (i) COR Investments II LLC's 3,000,000 shares of our common stock, (ii) COR Capital Holdings' 240,000 shares of our common stock, (iii) COR Advisors LLC's 100,000 shares of our common stock, (iv) COR US Equity Income Fund's 579,322 shares of our common stock, and (v) 208,356 shares of our common stock issued to Arrow Capital Management, whose investment advisor is COR Capital Management LLC. The address of the reporting person is 233 Wilshire Blvd., Suite 830, Santa Monica, CA 90401.

(6)
Such amount includes (i) personal holdings of immediately exercisable options to purchase 200,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021 and (ii) 1,087,740 shares of our common stock and immediately exercisable warrants to purchase 727,705 shares of our common stock at $4.25 per share expiring on November 12, 2012, immediately exercisable warrants to purchase 187,439 shares of our common stock at $3.00 per share expiring on April 25, 2013, immediately exercisable warrants to purchase 702,897 shares of our common stock at $3.00 per share expiring on April 25, 2014 and immediately exercisable warrants to purchase 275,646 shares of our common stock at $3.83 expiring on September 19, 2013, each held by the Scott Reiman 1991 Trust. The address of the reporting person is 730 17th St., Suite 800, Denver CO 80202.

(7)
Avalon Portfolio, LLC holds 1,284,435 shares of our common stock and an immediately exercisable warrant to purchase 1,900,000 shares of our common stock at $3.00 per share expiring on February 3, 2014. The address of the reporting person is 5786 La Jolla Blvd., La Jolla, CA 92037.

(8)
Such amount includes (i) Delta Institutional LP's 209,900 shares of our common stock and an immediately exercisable warrant to purchase 209,900 shares of our common stock at $4.25 per share expiring on January 31, 2013 (ii) Delta Offshore Master Ltd's 867,771 shares of our common stock and an immediately exercisable warrant to purchase 867,771 shares of our common stock at $4.25 per share expiring on January 31, 2013 and (iii) Delta Onshore LP's 98,800 shares of our common stock and an immediately exercisable warrant to purchase 98,800 shares of our common stock at $4.25 per share expiring on January 31, 2013. Delta Institutional LP, Delta Offshore Master Ltd and Delta Onshore LP are affiliated entities. The address of the reporting person is Trefelet & Company LP, 900 3rd Avenue, 5th Floor, New York, NY 10022.

(9)
Mr. Avery, our president and chief executive officer, received stock-based compensation of 1,500,000 shares of common stock on August 17, 2010, of which 1,250,000 shares have vested and 250,000 shares will vest on August 17, 2012. On December 27, 2011, Prospect granted Mr. Avery immediately exercisable options to purchase 600,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021 and on July 2, 2012, Mr. Avery was granted options to purchase 300,000 shares of our common stock of which 150,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Employee Equity Incentive Plan. The options granted on July 2, 2012 have an exercise price of $2.60 per share and expiration date of July 1, 2022. Mr. Avery also owns a 10% non-voting ownership in Buffalo

  Management LLC. Chad Brownstein, our executive vice chairman, has sole voting and dispositive power of the shares owned by Buffalo. The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(10)
Dr. Munitz, our board chairman, holds 1,125,000 shares of our common stock and immediately exercisable options to purchase 700,000 shares of our common stock of which 150,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan. Of the 700,000 options, 400,000 have an exercise price of $4.25 per share and an expiration date of December 26, 2021 while 300,000 have an exercise price of $2.60 per share and expiration date of July 1, 2022. Mr. Munitz also owns a 15% non-voting ownership interest in Buffalo Management LLC. Chad Brownstein, our executive vice chairman, has sole voting and dispositive power of the shares owned by Buffalo. The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(11)
This amount includes (i) Mr. Brownstein's personal holdings of immediately exercisable options to purchase 100,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021 and options to purchase 200,000 shares of our common stock at an exercise price of $2.60 per share and having a vesting date of July 1, 2013 and an expiration date of July 1, 2022 (of which 100,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan) (ii) 816,667 shares of our common stock and a warrant to purchase 4,433,993 shares of our common stock at an weighted average exercise price of $3.07 per share held by Buffalo Management LLC and (iii) 2,900,000 shares of our common stock owned by Quincy Prelude LLC. Mr. Brownstein owns 100% of the voting interest of Quincy Prelude LLC. Quincy Prelude LLC owns 100% of the voting interests and 75% of the economic interests of Buffalo Management LLC and has sole voting and dispositive power of the shares owned by Buffalo.

(12)
Mr. Holtzman, one of our directors, holds immediately exercisable options to purchase 300,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021 and options to purchase 140,000 shares of our common stock at an exercise price of $2.60 per share and having a vesting date of July 1, 2013 and an expiration date of July 1, 2022 (of which 70,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan). The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(13)
Mr. Swiller, one of our directors, holds 150,000 shares of our common stock and immediately exercisable options to purchase 100,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021 and options to purchase 140,000 shares of our common stock at an exercise price of $2.60 per share and having a vesting date of July 1, 2013 and an expiration date of July 1, 2022 (of which 70,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan). The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(14)
Mr. Archer, one of our directors, has sole voting and dispositive power of the 100,000 shares of our common stock beneficially owned by Archer Diversified Investments LLC. In addition, Mr. Archer's personal holdings include options to purchase 300,000 shares of our common stock at an exercise price of $2.60 per share and having a vesting date of July 1, 2013 and an expiration date of July 1, 2022 (of which 150,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan). The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(15)
Mr. Qiu, one of our directors, holds immediately exercisable options to purchase 200,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021 and options to purchase 140,000 shares of our common stock at an exercise price of $2.60 per share and having a vesting date of July 1, 2013 and an expiration date of July 1, 2022 (of which 70,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan). The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(16)
Mr. Schatz joined our board of directors effective as of April 1, 2012 holds options to purchase 140,000 shares of our common stock at an exercise price of $2.60 per share and having a vesting date of July 1, 2013 and an expiration date of July 1, 2022 (of which 70,000 are subject to approval by shareholders to increase the amount of shares that are available under the 2011 Director and Consultant Equity Incentive Plan). Mr. Schatz is a manager of Very Hungry LLC but does not have dispositive power over the shares owned by Very Hungry LLC.

(17)
Mr. Rich, our chief financial officer, holds options to purchase 1,000,000 shares of our common stock at an exercise price of $4.25 per share expiring on December 26, 2021. Half of these options are immediately exercisable and half vest on September 6, 2012. The address of the reporting person is c/o Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202.

(18)
Some of these shares are subject to vesting as described in these footnotes.

 DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of the persons who are our directors and named executive officers as of the date of this proxy statement:

Name	Age	Position
Dr. Barry Munitz	71	Chairman of Board of Directors; Chairman of Governance, Nominating and Compensation Committee
Chad Brownstein	39	Executive Vice Chairman of Board of Directors
Devon Archer	38	Director, Chairman of Audit Committee
Marc Holtzman	52	Director
Zhi Zhong Qiu	57	Director
J. Ari Swiller	43	Director, Chairman of Finance and Operations Committee
Conway J. Schatz	42	Director
Patrick L. Avery	59	Director, President, CEO, Treasurer and Secretary
Wayne Rich	47	CFO, Vice President of Finance
Brian W. Wallace	54	COO, Executive Vice President

Directors hold office for a period of one year from their election at the annual meeting of stockholders and until a particular director's successor is duly elected and qualified. Officers are elected by, and serve at the discretion of, our board of directors. None of the above individuals has any family relationship with any other. It is expected that our board of directors will elect officers annually following each annual meeting of stockholders.

Biographies for Dr. Munitz and the other members of our current board of directors are set forth above in Proposal 1: Election of Directors. Based on the Nasdaq rules, our independent directors are Dr. Munitz, Mr. Archer, Mr. Holtzman, Mr. Qiu, Mr. Schatz and Mr. Swiller. Biographies for Mr. Rich and Mr. Wallace are below.

Wayne Rich: Chief Financial Officer and Vice President of Finance.    Prospect Global appointed Wayne Rich as chief financial officer and vice president of finance effective September 6, 2011. Jonathan Bloomfield, our former chief financial officer, became our vice president of corporate development effective September 6, 2011. Mr. Rich served as treasurer and director of corporate finance at Thompson Creek Metals Inc., a publicly traded metals and mining company, from October 2008 until September 2011. Prior to that he served in several capacities at The Doe Run Resources Corporation, an integrated mining and metals manufacturing company, from August 1998 to October 2008, including as treasurer from April 2007 to October 2008 and assistant treasurer from July 2004 to April 2007. Mr. Rich holds a masters in business administration from Illinois State University and a bachelors of science in accountancy from Eastern Illinois University.

Brian W. Wallace: Chief Operating Officer and Executive Vice President.    Prospect Global appointed Brian W. Wallace our chief operating officer and executive vice president on August 15, 2012. Prior to this, he worked for Incitec Pivot, Limited, first as vice president, strategy, and since June 2008 as president of its operating division, Dyno Nobel Americas. Incitec Pivot is a multinational supplier of fertilizer and explosives products and services based in Melbourne, Australia, and Dyno Nobel Americas is a provider of explosive products and services to the mining, quarrying, construction and seismic exploration industries based in Salt Lake City, Utah. Mr. Wallace has full management responsibility for Dyno Nobel Americas, which has 3,000 employees and had annual sales of $1.2 billion in 2011. From 2001 to February 2008 he worked in various capacities at Orica Limited, a global chemicals manufacturer supplying the mining/resources sectors based in Melbourne, Australia. Among other strategic roles, Mr. Wallace was responsible for designing and implementing retention strategies for the company's top global customers. He holds BS and Masters degrees in chemistry from the University of Natal and an MBA from the University of the Witwatersrand, both in South Africa, and he completed the Advanced Management Program at Harvard University in 2005. Mr. Wallace served as chairman of the Institute of Makers of Explosives in 2010 and 2011.

 Compensation of Directors

On March 20, 2012, Prospect's board of directors resolved to change our fiscal year end from December 31 to March 31, commencing with the 12 month period ending March 31, 2012. The table below sets forth the compensation earned by our non-employee directors during the 2012 and 2011 fiscal years taking into account our change in fiscal year. There were no non-equity incentive plan compensation, change in pension value or any non-qualifying deferred compensation earnings during these fiscal years. All amounts are in dollars. On February 11, 2011, Prospect Global (formerly known as Triangle Castings, Inc.) completed a reverse merger and acquired Prospect Global Resources Inc., a Delaware corporation incorporated on August 5, 2010, referred to herein as Old Prospect Global.

Name	Year	Fees Earned or Paid in Cash Compensation	Stock Awards	Option Awards	All Other Compensation	Total
Dr. Barry Munitz(1),(11)	2012	$37,500	—	$1,363,952	—	$1,401,452
	2011	—	$1,125	—	—	$1,125
Chad Brownstein(2),(11)	2012	$12,500	—	$340,988	—	$353,488
	2011	—	—	—	—	—
Devon Archer(3),(11)	2012	$12,500	—	—	—	$12,500
	2011	—	—	—	—	—
Marc Holtzman(4),(11)	2012	$12,500	—	$1,022,964	—	$1,035,464
	2011	—	—	—	—	—
Zhi Zhong Qiu(5),(11)	2012	$12,500	—	$681,976	—	$694,476
	2011	—	—	—	—	—
Scott Reiman(6),(11)	2012	$12,500	—	$681,976	—	$694,476
	2011	—	—	—	—	—
J. Ari Swiller(7),(11)	2012	$17,500	—	$340,988	—	$358,488
	2011	—	$150	—	—	$150
Conway J. Schatz(8),(11)	2012	—	—		—	—
	2011	—	—	—	—	—
Mitsuru Kataoka(9)	2012	—	—	—	—	—
	2011	—	$150	—	—	$150
Denis M. Snyder(10)	2012	—	—		—	—
	2011	—	—	—	—	—
Joseph E. McMillan(10)	2012	—	—	—	—	—
	2011	—	—	—	—	—

(1)
Dr. Munitz joined our board of directors as chairman in February 2011. From August 2010 to February 2011, Dr. Munitz served as chairman of the board of directors of Old Prospect Global. Dr. Munitz did not receive any expense reimbursements from us in fiscal years 2012 and 2011.

(2)
Mr. Brownstein joined our board of directors as non-executive vice chairman in August, 2011 and became executive vice chairman on August 1, 2012. Mr. Brownstein received expense reimbursements from us of $22,266 in fiscal year 2012 and $-0- in fiscal year 2011.

(3)
Mr. Archer joined our board of directors in March, 2012. Mr. Archer did not receive any expense reimbursements from us in fiscal years 2012 or 2011.

(4)
Mr. Holtzman joined our board of directors in April, 2011. Mr. Holtzman received expense reimbursements from us of $0 in fiscal year 2012 and $1,893 in fiscal year 2011.

(5)
Mr. Qiu joined our board of directors in November, 2011. Mr. Qiu did not receive any expense reimbursements from us in fiscal years 2012 or 2011.

(6)
Mr. Reiman joined our board of directors in August, 2011 and resigned in March, 2012. Mr. Reiman did not receive any expense reimbursements from us in fiscal years 2012 or 2011.

(7)
Mr. Swiller joined our board of directors in February, 2011. From October 2010 to February 2011, Mr. Swiller served as a director of Old Prospect Global. Mr. Swiller did not receive any expense reimbursements from us in fiscal years 2012 or 2011.

(8)
Mr. Schatz joined our board of directors as of April 1, 2012. Mr. Schatz did not receive any expense reimbursements from us in fiscal years 2012 or 2011.

(9)
Mr. Kataoka joined the board of directors of Old Prospect Global in August 2010 and resigned from the Old Prospect Global board in October 2010. Mr. Kataoka did not receive any expense reimbursements from Old Prospect Global. Mr. Kataoka received payments of $60,000 in fiscal year 2012 and $15,000 in fiscal year 2011 for consulting services that were unrelated to board service.

(10)
Denis Snyder and Joseph McMillan resigned from the board of directors of Triangle on February 11, 2011 in connection with the consummation of the reverse merger.

(11)
For the years ended March 31, 2011 and March 31, 2012, we paid annual cash compensation (payable quarterly) of $75,000 to our chairman of the board, $50,000 to the chairman of the audit committee, $35,000 to the chairmen of the finance committee and the compensation and operations committee and $25,000 to each other non-employee director. Such amounts are reflected in the table above.

Executive Compensation

Summary compensation table

On March 20, 2012, Prospect's board of directors resolved to change our fiscal year end from December 31 to March 31, commencing with the 12 month period ending March 31, 2012. The table below sets forth the compensation earned by our named executive officers during the 2012 and 2011 fiscal years taking into account our change in fiscal year. There were no non-equity incentive plan compensation, change in pension value or any non-qualifying deferred compensation earnings during fiscal 2012 or 2011. The amounts in the table are in dollars.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)	Non equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
Patrick L. Avery(1)	2012	$269,167		$270,000	—		$2,045,928	—	—	$27,005	$2,612,100
Chief Executive Officer, President and Director	2011	$149,230	(7)	$25,000	$1,500	(2)	—	—	—	$10,937	$186,667
Jonathan Bloomfield(3)	2012	$185,000		$90,000	—		$704,012	—	—	$10,344	$989,356
Chief Financial Officer, until September 5, 2011	2011	$107,917		$45,000	$500	(4)	—	—	—	$4,198	$157,615
Wayne Rich	2012	$156,597		$100,000	—		$3,443,751	—	—	$11,799	$3,712,147
Chief Financial Officer, starting September 6, 2011	2011	—		—	—		—	—	—	—	—
Chad Brownstein(5)	2012	—		—	—		—	—	—	—	—
Executive Vice Chairman, starting August 1, 2012	2011	—		—	—		—	—	—	—
Brian W. Wallace(5)	2012	—		—	—		—	—	—	—	—
Chief Operating Officer, Executive Vice President starting August 15, 2012	2011	—		—	—		—	—	—	—	—
Denis M. Snyder(5)	2012	—		—	—		—	—	—	—	—
Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and Director	2011	—		$48,000	—		—	—	—	—	$48,000

(1)
Mr. Avery was appointed director, chief executive officer and president of Old Prospect Global on August 17, 2010 and upon consummation of the reverse merger in February 2011 was appointed director, chief executive officer and president of Prospect Global on February 11, 2011.

(2)
Reflects the value of awards of shares of common stock, valued at the closing price on the date of the grant. Mr. Avery, received a stock grant award of 1,500,000 shares on August 17, 2010 with vesting occurring over a two-year period. As of March 31, 2012, 1,250,000 shares of Mr. Avery's grant had vested and the remaining 250,000 shares will vest on August 17, 2012. As of March 31, 2011, Mr. Avery was not vested in 750,000 shares of common stock valued at $750 that had been granted to him. Old Prospect Global recognized $750 of compensation expense in the fiscal year ending March 31, 2011 for these shares.

(3)
Mr. Bloomfield was appointed chief financial officer of Old Prospect Global on September 1, 2010, appointed chief financial officer of Prospect Global on February 11, 2011 and served in this capacity until September 6, 2011 when Mr. Bloomfield became Prospect Global's vice president of corporate development. Wayne Rich became Prospect Global's chief financial officer effective September 6, 2011.

(4)
Reflects the value of awards of shares of common stock, valued at the closing price on the date of the grant. Under Mr. Bloomfield's employment agreement as chief financial officer, 100,000 of Mr. Bloomfield's shares vested on September 1, 2010 and 200,000 shares vested on September 1, 2011 and the remaining 200,000 shares will vest on September 1, 2012. The remaining unvested shares will vest immediately upon a change of control or if Mr. Bloomfield's services as vice president of corporate development are terminated other than for cause or by Mr. Bloomfield. As of March 31, 2011, Mr. Bloomfield was not vested in 400,000 shares of common stock valued at $400 that were granted to him under his employment agreement as chief financial officer. Old Prospect Global recognized $100 of compensation expense in the fiscal year ending March 31, 2011 for these shares.

(5)
Mr. Brownstein and Mr. Wallace did not earn compensation as named executive officers during our 2012 and 2011 fiscal years.

(6)
Mr. Snyder resigned as Triangle's chief executive officer, chief financial officer, treasurer, secretary and director effective as of February 11, 2011. Mr. Avery became Prospect Global's chief executive officer on that date upon consummation of the reverse merger.

(7)
Other compensation consists of payments by Prospect Global of executive health benefits for coverage for the named executive officers. Mr. Avery received expense reimbursements from Old Prospect Global during fiscal year 2011 in the amount of $6,953 and received expense reimbursements from Prospect Global in the amount of $1,900 in fiscal year 2011 and $6,450 in fiscal year 2012. Mr. Bloomfield received expense reimbursements in the amount of $3,747 from Old Prospect Global during fiscal year 2011 and received expense reimbursements from Prospect Global in the amount of $734 in fiscal year 2011 and $2,603 in fiscal year 2012. Mr. Rich received expense reimbursement in the amounts of $0 in fiscal year 2011 and $3,971 in fiscal year 2012 from Prospect Global.

(8)
Does not include the $25,000 paid by Old Prospect Global to LDR Solutions LLC, Mr. Avery's consulting business, for services rendered by LDR Solutions LLC in preparation for the incorporation of Old Prospect Global. The material terms of the oral agreement pursuant to which LDR Solutions LLC provided such services are more fully described in "Certain Relationships and Related Party Transactions."

Equity Compensation Plan Information

The table below describes equity compensation plans approved by our stockholders prior to August 1, 2012:

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
2011 Employee Equity Incentive Plan (1),(3)	3,336,000	(2)	$3.49	1,664,000	(2)
2011 Director and Consultant Equity Incentive Plan (1), (4)	2,485,000	(2)	$3.67	15,000	(2)

(1)
Reflects equity compensation plans approved by our stockholders. We currently do not have any equity compensation plans that have not been approved by our stockholders.

(2)
Represents shares of common stock.

(3)
Provides for the grant of such awards, as well as incentive stock option awards, to employees (including employees who are officers) of Prospect and its qualifying subsidiaries.

(4)
Provides for the grant of such awards to non-employee directors and consultants of Prospect and its qualifying subsidiaries.

 Outstanding Equity Awards at Fiscal Year-End

The below table contains information regarding unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of the end of March 31, 2012:

	OPTION AWARDS						STOCK AWARDS
Name and Principal Position (a)	Number of Securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) exercisable (c)	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)		Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)		Market value of shares or units of stock that have not vested ($) (h)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity inventive plan awards: Market or payout value of unearned shares units or other rights that have not vested ($) (j)
Patrick L. Avery(1)	—	600,000	—		$4.25	12/26/2021	250,000	(5)	$2,500,000	(7)	—	—
Chief Executive Officer, President and Director
Jonathan Bloomfield(2)	—	—	200,000	(3)	$4.25	12/26/2021	200,000	(6)	2,000,000	(7)	—	—
Chief Financial Officer, until September 5, 2011
Wayne Rich	—	500,000	500,000	(4)	$4.25	12/26/2021	—		—		—	—
Chief Financial Officer, starting September 6, 2011
Chad Brownstein(8)	—	—	—		—	—	—		—		—	—
Executive Vice Chairman starting August 1, 2012
Brian W. Wallace(8)	—	—	—		—	—	—		—		—	—
Chief Operating Officer, Executive Vice President, starting August 15, 2012

(1)
Mr. Avery was appointed director, chief executive officer and president of Old Prospect Global on August 17, 2010 and upon consummation of the reverse merger in February 2011 was appointed director, chief executive officer and president of Prospect Global on February 11, 2011.

(2)
Mr. Bloomfield was appointed chief financial officer of Old Prospect Global on September 1, 2010, appointed chief financial officer of Prospect Global on February 11, 2011 and served in this capacity until September 6, 2011 when Mr. Bloomfield became Prospect Global's vice president of corporate development. Wayne Rich became Prospect Global's chief financial officer effective September 6, 2011.

(3)
100,000 options vest on December 31, 2012 and the remaining 100,000 options vest on December 31, 2013.

(4)
These options vest on September 6, 2012.

(5)
These shares vest on August 17, 2012.

(6)
These shares vest on September 1, 2013.

(7)
Close price of our stock on March 30, 2012 was $10.00.

(8)
Mr. Brownstein and Mr. Wallace were not named executive officers as of the end of March 31, 2012.

The Board of Directors and Committees Thereof

Prospect Global's board of directors held ten meetings in fiscal year 2012. Each of our current directors who were directors at such time attended at least 75% of the aggregate total of meetings of the board of directors and committees on which they served. Our non-management directors meet at least one time throughout the year and as necessary or appropriate in executive session as which members of management are not present. Other than those directors who joined the board after our annual meeting and Mr. Holtzman, all of our directors attended our annual meeting. Our policy regarding directors'

attendance at the annual meetings of stockholders is that all directors are expected to attend, absent extenuating circumstances.

Affirmative determinations regarding director independence and other matters

Our board of director follows the standards of independence established under the Nasdaq rules in determining if directors are independent and has determined that Dr. Munitz, Mr. Archer, Mr. Holtzman, Mr. Qiu, Mr. Schatz and Mr. Swiller are "independent directors" under those rules. No independent director receives, or has received, any fees or compensation from Prospect Global other than compensation received in his or her capacity as a director. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the board of directors in determining that any of the directors are independent. There are no family relationships among any of our executive officers, directors or nominees for directors.

Committees of the board of directors

Pursuant to our amended and restated bylaws, our board of directors is permitted to establish committees from time to time as it deems appropriate. To facilitate independent director review and to make the most effective use of our directors' time and capabilities, our board of directors established in fiscal year 2012 a governance, nominating and compensation committee and a finance and operations committee. In fiscal year 2012, our board of directors also approved the formation of an audit committee, although due to a lack of qualified independent directors, the board did not appoint members to the audit committee until April 1, 2012 as discussed further below. The function of these committees is described below.

Audit committee

Effective as of April 1, 2012, the board appointed Mr. Archer, Mr. Schatz and Mr. Holtzman to the audit committee, with Mr. Archer serving as chair. The board has determined that each of the members of the audit committee meet the Securities and Exchange Commission's definition of an audit committee financial expert. Each member of the audit committee is an "independent director" pursuant to the independence standards established under the Nasdaq rules. The audit committee is appointed by the board of directors to assist the board in fulfilling its oversight responsibilities with respect to (1) the integrity of Prospect's financials statements and financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements, (2) the qualifications, independence and performance of Prospect's independent accountants, and (3) and other matters as set forth in the audit committee charter approved by the board. Management is responsible for Prospect's financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. Our independent registered public accountants are responsible for performing an independent audit of Prospect's financial statements in accordance with generally accepted accounting standards and issuing a report thereon. The audit committee's responsibility is to monitor and oversee these processes. In fiscal year 2012, we did not have an audit committee because we did not have enough qualified independent directors to form a committee. Accordingly, the audit committee did not hold any meetings in fiscal year 2012, and has not included an audit committee report in these proxy materials. However, for the company's annual report on Form 10-K for the fiscal year ended March 31, 2012 and filed with the commission on May 10, 2012, the audit committee has (a) reviewed and discussed the audited financials with management, (b) discussed with our independent auditors the matters required to be discussed by the statement on Auditing Standards No. 114, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and (c) reviewed and recommended to the board that the audited financial statements be included in the company's annual report on Form 10-K. In the absence of an audit committee, our finance and operations committee performed an equivalent function as discussed below under "Finance and operations committee". Our board approved a written charter for the audit committee in November 2011 which can be found at www.prospectgri.com under the tab "Investors".

Governance, Nominating and Compensation committee

We currently have a governance, nominating and compensation committee established at a board of directors meeting on November 14, 2011, which currently consists of Dr. Munitz and Ari Swiller. Dr. Munitz serves as chair of the governance, nominating and compensation committee. The governance, nominating and compensation committee operates pursuant to a written charter which can be found at www.prospectgri.com under the tab "Investors". The committee meets annually to determine whether to recommend to the board to include the nomination of incumbent directors with expiring terms in the proxy statement. The committee meets at other times as needed to consider candidates to fill any vacancies that may occur. At least once a year, the committee considers whether the number of directors is appropriate for Prospect's needs and recommends to the board any changes in the number of directors, and reviews the performance of the board.

Director nominations

In the event that vacancies on our board of directors arise, the governance, nominating and compensation committee considers potential candidates for director, which may come to the attention of the governance, nominating and compensation committee through current directors, professional executive search firms, stockholders or other persons. The governance, nominating and compensation committee will consider candidates recommended by stockholders if the names and qualifications of such candidates are submitted in writing in accordance with the notice provisions for stockholder proposals set forth under the caption "General Information—Next Annual Meeting of Stockholders" in this proxy statement to our corporate secretary, Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202, Attention: Corporate Secretary. The governance, nominating and compensation committee considers properly submitted stockholder nominations for candidates for the board of directors in the same manner as it evaluates other nominees. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the governance, nominating and compensation committee and the materials provided by a stockholder to the corporate secretary for consideration of a nominee for director are forwarded to the governance, nominating and compensation committee. All candidates are evaluated at meetings of the governance, nominating and compensation committee. In evaluating such nominations, the governance, nominating and compensation committee seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the board of directors. The governance, nominating and compensation committee considers candidates with excellent decision-making ability, business experience, personal integrity and reputation. Scott Reiman, a former director and, together with his affiliates, the holder of 5.6% of our outstanding common stock, suggested that the committee consider nominating Conway J. Schatz as a director. Mr. Schatz was appointed to the board effective April 1, 2012. Our management recommended our incumbent directors for election at our 2012 annual meeting. We did not receive any other director nominations.

Corporate Governance

In addition to director nominations, the governance, nominating and compensation committee monitors the implementation and operation of our corporate governance guidelines and reviews from time to time the adequacy of the corporate governance guidelines in light of broadly accepted practices of corporate governance, emerging governance standards and market and regulatory expectations, and advises and makes recommendations to the board with respect to appropriate modifications. The committee also identifies and reviews measures to strengthen the operation of our governance guidelines, prepares and supervises the implementation of the board's annual reviews of director independence, and the board's performance, as contemplated by the corporate governance guidelines, and oversees the board's processes for evaluation of management.

Compensation subcommittee

Our compensation subcommittee of the governance, nominating and compensation committee currently consists of Dr. Munitz and Mr. Swiller. The compensation subcommittee met three times during fiscal year 2012. The compensation subcommittee reviews, approves and modifies our executive compensation programs, plans and awards provided to our directors, executive officers and key associates. The compensation subcommittee also reviews and approves short-term and long-term incentive plans and other stock or stock-based incentive plans. In addition, the subcommittee reviews our compensation and benefit philosophy, plans and programs on an as-needed basis. In reviewing our compensation and benefits policies, the compensation subcommittee may consider the recruitment, development, promotion, retention, compensation of executive and senior officers of Prospect Global, trends in management compensation and any other factors that it deems appropriate. Our president and chief executive officer provides the compensation subcommittee with recommendations regarding our compensation program and the compensation of our named executive officers other than himself. The compensation subcommittee is not bound by the input it receives from our president and chief executive officer and exercises independent discretion when making executive compensation decisions. The compensation subcommittee may engage consultants (but has not already done so) in determining or recommending the amount of compensation paid to our directors and executive officer.

Compensation subcommittee interlocks and insider participation

None of the members of the compensation subcommittee are company officers. None of our executive officers currently serves or has served on the compensation subcommittee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors (unless properly excusing themselves) or as a director of another entity, one of whose executive officer serves or served as one of our directors or on our compensation subcommittee.

Finance and operations committee

We currently have a finance and operations committee established at a board of directors meeting on November 14, 2011, which currently consists of Mr. Holtzman, Mr. Swiller and Mr. Schatz (with Mr. Schatz's appointment dated effective as of April 1, 2012), and met one time during fiscal year 2012. Mr. Swiller serves as chairman of the finance and operations committee. Mr. Swiller, Mr. Schatz and Mr. Holtzman are independent directors. The finance and operations committee monitors matters relating to our financial and business operations, including financial performance, capital structure, financial operations, business operations, capital expenditures, dividends and strategic planning policy matters. In the absence of an audit committee, our finance and operations committee (prior to Mr. Schatz's appointment) (i) reviewed and discussed the audited financials with management, (ii) discussed with our independent auditors the matters required to be discussed by the statement on Auditing Standards No. 114, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and (iii) reviewed and recommended to the board that the audited financial statements be included in the company's annual report on Form 10-K for the fiscal year ended December 31, 2011 and filed with the commission on March 30, 2012.

Communications with the board of directors

Stockholders may communicate with our board of directors, any of the directors or any of the committees by sending written communications addressed to the board of directors, any of the directors or any of the committees to Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202, Attention: Corporate Secretary. All communications are compiled by the corporate secretary and forwarded to the board or the individual director(s) accordingly.

Code of ethics

We have a financial code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and any of our officers and employees that are members of our finance team, including any persons performing similar functions. We also have a code of ethics for senior financial officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller. Our financial code of ethics and code of ethics for senior financial officers codify the business and ethical principles that govern the financial aspects of our business. Both the financial code of ethics and the code of ethics for senior financial officers were adopted by Triangle prior to the reverse merger and were replaced in October 2011 with our Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers, Corporate Communications Policy, Corporate Governance Guidelines, Corporate Governance Guidelines on Director Independence and an Insider Trading Policy. Copies of these policies are available on our website at www.prospectgri.com under the tab "Investors." We will provide a copy of our financial code of ethics or code of ethics for senior financial officers to any person, at no charge, upon a written request. All written requests should be directed to: Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202, Attention: Corporate Secretary.

Board leadership structure

The board's current leadership structure separates the positions of chairman and principal executive officer. The board has determined our leadership structure based on factors such as the experience of the applicable individuals, the current business and financial environment faced by Prospect Global, particularly in view of its financial condition and industry conditions generally and other relevant factors. After considering these factors, we determined that separating the positions of chairman of the board and principal executive officer is the appropriate leadership structure at this time. The board, through the chairman is currently responsible for the strategic direction of Prospect Global. The chief executive officer is currently responsible for the day to day operation and performance of Prospect Global. The board feels that this provides an appropriate balance of strategic direction, operational focus, flexibility and oversight.

The board's role in risk oversight

It is management's responsibility to manage risk and bring to the board's attention any material risks to Prospect Global. The board has oversight responsibility for Prospect Global's risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Employment Agreements with Executive Vice Chairman, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer and Executive Vice President

We have an at will employment agreement with Mr. Brownstein effective August 1, 2012. Mr. Brownstein is our executive vice chairman, reporting to our non-executive board chairman. Under the agreement Mr. Brownstein is required to devote all of his professional time with respect to natural resources to Prospect Global. He receives a base salary of $375,000 per year and is eligible for an annual cash bonus at the discretion of the compensation committee of the board of directors.

We have an at will employment agreement with Mr. Avery. Mr. Avery receives an annual base salary of $480,000 and received a stock grant of 1,500,000 shares of our common stock, of which 500,000 of the shares vested on August 17, 2010, 250,000 shares vested on December 1, 2010, 500,000 shares vested on August 17, 2011 and the remaining 250,000 shares will vest on August 17, 2012. The remaining unvested shares will vest immediately upon a change of control or if Mr. Avery's services as chief executive officer are terminated other than for cause or by Mr. Avery. Mr. Avery is eligible for an annual cash bonus based on performance goals that may include targets related to earnings before interest taxes, depreciation and amortization, with a targeted bonus of 120% of the then current base salary (with board approval). On December 27, 2011, Mr. Avery was granted 600,000 options which vested immediately, have an exercise price of $4.25 and expire on December 26, 2021.

We have an at will employment agreement with Mr. Rich. Mr. Rich receives an annual salary of $275,000 and received options to purchase 1,000,000 shares of our common stock exercisable at $4.25 per share. 250,000 of the options vested on December 27, 2011, 250,000 options vested on March 4, 2012 and 500,000 options will vest on September 6, 2012. The options will vest immediately upon a change of control or if Mr. Rich's services as chief financial officer are terminated other than for cause or by Mr. Rich. Mr. Rich is eligible for an annual cash bonus based on performance goals established by the compensation committee of the board of directors (or the board in the compensation committee's absence) in a minimum amount of 80% of base salary and a maximum amount of 120% of base salary. Mr. Rich's annual bonus cannot be less than $100,000 annually pursuant to the terms of his at will employment agreement.

Our Mr. Wallace has an at will employment agreement with us effective August 15, 2012. Pursuant to the terms of his employment agreement, he receives a base salary of $450,000 per year and is expected to receive no later than November 15, 2012 options to purchase 1,000,000 shares of our common stock exercisable at fair market value at the time of grant. 500,000 of the options will be vested on the grant date, 250,000 options will vest on August 15, 2013 and 250,000 options will vest on August 15, 2014. The options will vest immediately upon a change of control or if Mr. Wallace's services as chief operating officer are terminated by us other than for cause or by Mr. Wallace for good reason. Mr. Wallace is eligible for an annual cash bonus based on performance goals established by the compensation committee of the board of directors in a maximum amount of 120% of base salary.

TRANSACTIONS WITH RELATED PERSONS

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the board of directors for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties. Appropriate protocols regarding conflicts of interest and transactions with related persons are addressed in writing in our Code of Business Conduct and Ethics. During fiscal years 2012 and 2011 through the date of this report, we have engaged in the following transactions with related parties:

LDR Solutions LLC.    Patrick Avery, president and chief executive officer of Prospect provided consulting services to the founding stockholders of Old Prospect Global prior to the inception of Old Prospect Global though his consulting business, LDR Solutions LLC, pursuant to an oral agreement. From March 2010 to August 2010, LDR Solutions, LLC received an aggregate of $25,000 in compensation based on $150 per hour of services provided. This payment was recorded as general and administrative expense during the third quarter of 2010. The scope of the consulting included initial analysis of the potash resource potential in the Holbrook Basin, mine planning, forecasting and negotiations with The Karlsson Group. Upon Mr. Avery's employment with Old Prospect Global, the consulting agreement terminated.

Buffalo Management LLC.    In August, 2010, Old Prospect Global entered into a management services agreement with Buffalo Management LLC, which was amended in November, 2010 and was assigned to us at the merger closing. Buffalo Management provides advisory and management services to Prospect which includes but is not limited to identifying, analyzing, and structuring growth initiatives, strategic acquisitions and investments and arranging debt and equity financing. To date, Buffalo has sourced investors, facilitated Prospect's leasehold position in the Holbrook Basin and generated business development opportunities throughout international sales markets. As compensation for these services, we have agreed to pay Buffalo Management (i) a consulting fee of $20,000 per month, (ii) an annual management fee in an amount equal to 2% of our annual gross revenues as shown on our audited financial statements each year, (iii) an acquisition advisory fee with respect to the consummation of each future acquisition or business combination engaged in by us equal to 1% of the transaction value, and (iv) an advisory fee of $650,000 related to consummating a transaction in which Old Prospect Global merges with or becomes a wholly-owned subsidiary of a publicly traded company. We will also reimburse Buffalo Management for office expenses up to $5,000 per month. Buffalo Management also received a warrant to purchase 1,813,539 shares of our common stock at an exercise price of $3.75 per share and such warrant expires June 21, 2016. In connection with the management services agreement with Buffalo Management, we entered into a registration rights agreement which requires us to register for resale the common stock and the shares of common stock issuable upon exercise of the warrant. During 2011, Old Prospect Global and Buffalo Management reached an agreement whereby Buffalo received 1,516,667 shares of Old Prospect Global's common stock, with an estimated fair value of $288,167, in lieu of cash for amounts due for management fees, office expenses and advisory fees through February 11, 2011. From January 1, 2011 through July 31, 2012, Prospect paid Buffalo $407,500, of which $257,500 related to amounts accrued by Prospect and owed to Buffalo through December 31, 2011.

On August 1, 2012 we entered into a termination of management services agreement with Buffalo Management. The management services agreement, which was terminable only by Buffalo Management, provided for fees to Buffalo Management for management services rendered in connection with significant transactions such acquisitions, dispositions and financings. Also on August 1, 2012 Chad Brownstein, the principal at Buffalo Management who rendered services to us pursuant to the management services agreement and our non-executive board chairman, became our executive vice chairman, a salaried employee of Prospect.

Pursuant to the termination agreement we: (i) paid Buffalo Management $975,000 cash and a warrant to purchase 352,150 shares of our common stock for $2.60 per share in satisfaction of the $1,500,000 fee payable to Buffalo Management in connection with the acquisition of the 50% of American West Potash LLC that we did not previously own and described above; (ii) issued Buffalo Management a warrant to purchase 268,304 shares of our common stock for $2.60 per share in connection with services rendered by Buffalo Management in connection with our recent public offering of 15,400,000 shares of common stock at $2.60 per share; and (iii) issued Buffalo a warrant to purchase 2,000,000 shares of our common stock for $2.60 per share in consideration of Buffalo Management's terminating its right to future transaction fees and the $25,000 monthly consulting and office space reimbursement fee under the management services agreement. The fee payable to Buffalo Management equal to 2% of Prospect's annual gross revenues provided for under the management services agreement survives the termination in perpetuity.

Quincy Prelude LLC, one of our stockholders beneficially owning more than 5% of our common stock, owns 100% of the voting interests and 75% of the economic interests of Buffalo Management and has sole voting and dispositive power of the shares of our common stock owned by Buffalo Management LLC. Chad Brownstein, one of our directors and our executive vice chairman, is the sole member of Quincy Prelude LLC and has sole voting and dispositive power of the shares of our common stock beneficially owned by Quincy Prelude LLC. Patrick Avery, our chief executive officer, owns a 10% non-voting economic interest in Buffalo Management and Barry Munitz, our chairman, owns a 15% non-voting economic interest in Buffalo Management.

Hexagon Investments, LLC.    One of our former board members, Scott Reiman, who served on our board from August, 2011 to March, 2012, is the founder of Hexagon Investments, LLC. Hexagon was not a related party prior to these transactions. The details for these transactions with Hexagon are summarized below:

  •
  On April 25, 2011, we issued a $2,500,000 face value secured convertible note in exchange for net proceeds of $2,500,000. The note converted to 881,507 shares of our common stock on November 22, 2011. We also issued Hexagon two warrants to purchase our common stock. The first warrant is exercisable until April 25, 2013 for up to 666,667 of our shares at an exercise price of $3.00 per share. The second warrant is exercisable until April 25, 2014 for up to 2,500,000 of our shares at an exercise price of $3.00 per share. In connection with issuance of the convertible note we granted piggy-back registration rights to Hexagon for the shares issuable upon conversion of the note and exercise of the warrants.

  •
  On September 19, 2011, we issued a $1,500,000 convertible secured note in exchange for net proceeds of $1,500,000. This note converted to 399,033 shares of our common stock on November 22, 2011. We also issued Hexagon a warrant to purchase up to 980,392 shares of our common stock at an exercise price of $3.83 per share, which is exercisable until September 18, 2013. In connection with issuance of the convertible note, we granted piggy-back registration rights to Hexagon for the shares issuable upon conversion of the note and exercise of the warrants.

  •
  On November 22, 2011 we sold 2,588,235 shares of common stock and a warrant to purchase 2,588,235 shares of common stock at $4.25 per share for total cash proceeds of $10,999,998.75 to Very Hungry LLC, an affiliate of Hexagon. The warrant is exercisable at any time through November 22, 2012. We granted piggy-back registration rights for the shares purchased and issuable upon exercise of the warrant.

    Also on November 22, 2011 we entered into a royalty agreement with Grandhaven Energy, LLC, another affiliate of Hexagon, whereby we sold Grandhaven an overriding royalty interest of 1% of the gross proceeds received by our subsidiary, American West Potash, or AWP, from the extraction of potash from its existing land holdings for $25,000 cash. If (i) the Arizona State Land Department declines to issue any lease to AWP with respect to any state exploration permit, or (ii) the Arizona State Land Department terminates any state exploration permit, or (iii) the Arizona State Land Department refuses to consent to the assignment of any royalty interests in any Arizona state lease, or requires any reduction of or imposes any condition on such royalty interests as a condition of approving an assignment of such royalty interests or approving any royalty reduction or other action with respect to a state lease, or (iv) if AWP has not been issued all of the state leases and conveyed to Grandhaven all royalty interests in all of AWP's Arizona state leased premises on or before March 1, 2013, Grandhaven shall have the option to receive substitute royalty interests from us in the same number of acres in portions of our non-Arizona state properties, in a percentage sufficient to compensate Grandhaven for the reduced royalty interests in the affected state lease. If AWP has not been issued any Arizona state leases as of the date that AWP conveys assignments of the royalty interest in the non-Arizona state properties Grandhaven may elect to receive in substitution an assignment of a 1.388% royalty interest in all of the non-Arizona state leased premises. If we do not deliver assignments of the royalty interest from AWP to Grandhaven by December 31, 2013, Grandhaven has the option, at anytime thereafter, to purchase shares of our common stock at $4.25 per share in exchange for the surrender by Grandhaven of royalty interests for which assignments have not been obtained, valued at their fair market value at that time.

  •
  On June 7, 2012, Hexagon consummated the contribution of all of its shares of common stock and warrants to purchase common stock to Very Hungry LLC. Subsequent to that transaction, the Scott Reiman 1991 Trust liquidated its membership Interest in Very Hungry and received a pro rata distribution of its interests in Very Hungry, including equity securities of Prospect. The beneficial ownership table set forth above reflects these transactions.

  •
  On July 5, 2012, Very Hungry purchased 4,807,692 shares of our common stock at $2.60 per share in our recent public offering.

COR Advisors LLC.    On July 5, 2011, we entered into an Investor Relations Consulting Agreement with COR Advisors LLC, pursuant to which COR will provide to us investor relations services. This Investor Relations Consulting Agreement was subsequently amended on May 9, 2012 and on August 1, 2012. In connection with these amendments, COR's services were extended through July 4, 2015 and expanded to provide additional services beyond investor relations following our recent public offering. For services performed during the year ending on July 5, 2012, COR received (a) as compensation 300,000 shares of our common stock with 100,000 shares fully vesting on execution, 100,000 shares vesting on January 5, 2012 and 100,000 shares vesting on July 5, 2012 and (b) a onetime bonus of 40,000 shares of our common stock upon the listing of our shares on The NASDAQ Capital Market. COR will receive as compensation an additional 300,000 shares of our common stock for services to be performed during the year ending on July 5, 2013 with 75,000 of the shares vesting at the end each quarter during the renewal period. COR will also receive a monthly retainer of $20,000 through July 4, 2015 as compensation for its services. COR and its affiliates beneficially own more than 5% of our common stock.

The Karlsson Group Credit Facility.    Prospect Global conducts its operations through its wholly-owned subsidiary, Old Prospect Global, which owns a 50% operated interest in AWP. Old Prospect Global provided The Karlsson Group, Inc., the other 50% owner of AWP, with a $250,000 credit facility to fund expenses pertaining to leasehold activity in the Holbrook Basin that The Karlsson Group incurred subsequent to September 1, 2010. Advances under the credit facility accrued interest at 8% per annum. Pursuant to AWP's Operating Agreement, approximately $78,000 in advances and accrued interest were repaid in January 2011 by deducting the principal and interest from Old Prospect Global's initial $2,200,000 cash contribution to AWP, and Old Prospect Global simultaneously terminated the credit facility.

Related Party Receivables from AWP.    Old Prospect Global paid $27,849 in 2010 and Prospect Global paid approximately $14,112 in 2011 on behalf of AWP. As a result of the consolidation of financial statements, related party receivables are eliminated upon consolidation.

Purchase of Remaining 50% Interest of AWP from The Karlsson Group.    Prospect entered into an agreement with The Karlsson Group, Inc. on May 30, 2012 whereby Prospect agreed to acquire the 50% of American West Potash LLC that it does not currently own for an aggregate purchase price of $150,000,000, or the equivalent of approximately $2.52 per share, before consideration of royalties and potential contingent payments. The transaction closed on August 1, 2012 at which time Prospect became the sole owner and operator of American West Potash.

Our wholly-owned subsidiary, Old Prospect Global signed a purchase agreement dated May 30, 2012 with The Karlsson Group, Inc. for the acquisition. We paid The Karlsson Group a non-refundable deposit consisting of (a) $6,000,000 cash, of which $5,500,000 was credited against the purchase price, and (b) a warrant to purchase 5,605,834 shares of our common stock for $4.25 per share. At closing, (a) we paid The Karlsson Group an additional $19,500,000 in cash, (b) Old Prospect Global issued The Karlsson Group a senior secured $125,000,000 promissory note and (c) American West Potash granted The Karlsson Group the right to receive 1% of the gross sales received by American West Potash from potash production from the real property over which American West Potash currently has leases, licenses and permits for mining purposes, capped at $75,000,000. In the event of a sale of at least 50% of American West Potash or a merger of American West Potash with or into an unaffiliated entity on or prior to August 1, 2016, we agreed to pay The Karlsson Group an additional payment equal to 15% of the net proceeds received from the transaction, capped at $75,000,000. In addition, at the closing, American West Potash received an option to purchase approximately 5,080 acres in Apache County, Arizona from an affiliate of The Karlsson Group for $250,000 which is exercisable for 150 days after payment in full of the promissory note. The stockholders of The Karlsson Group have agreed not to compete with American West Potash within the Holbrook Basin of Arizona prior to August 1, 2015.

Brownstein Hyatt Farber Schreck, LLP.    On July 5, 2011, we entered into a Fee Agreement with Brownstein Hyatt Farber Schreck LLP, pursuant to which Brownstein Hyatt provides government relations services to us. Chad Brownstein, one of our directors, is the son of a founding partner of Brownstein Hyatt Farber Schreck, LLP which serves as Prospect Global's principal outside legal counsel. Mr. Brownstein's father controls 696,153 shares of Prospect Global's common stock. Prospect Global has paid Brownstein Hyatt approximately $2,110,646 in legal and lobbying fees for the period starting January 1, 2011 through August 1, 2012. Prospect Global has also issued Brownstein Hyatt, as compensation for government relations services, 100,000 fully vested shares of common stock. Additionally, Brownstein Hyatt has purchased 200,000 shares of Prospect Global's common stock which was paid for by issuing a promissory note to Prospect Global in the amount of $750,000 (representing the fair market value of the stock on the purchase date). The promissory note bears interest at the short term applicable federal rate and matures in one year. The promissory note is secured by the common stock purchased, and 20% of the outstanding principal balance constitutes a recourse obligation. As a result of the firm providing Prospect Global with government relations services as of August 15, 2011 and February 3, 2012, the principal amount of the Note was reduced by $750,000. On July 2, 2012, we granted Brownstein Hyatt ten year options to purchase 120,000 shares of our common stock at $2.60 per share as compensation for legal services. Chad Brownstein, our director and non-executive vice chairman, does not share in any of these fees or transactions.

Conflict of Interests

We have established protocols for corporate conflict of interests in our Code of Business Conduct and Ethics policy that prohibits conflicts of interests unless approved by the board of directors. Our board of directors has established a course of conduct whereby it considers in each case whether the proposed transaction is on terms as favorable or more to Prospect Global than would be available from a non-related party. Our board also looks at whether the transaction is fair and reasonable to us, taking into account the totality of the relationships between the parties involved, including other transactions that may be particularly favorable or advantageous to us. Each of the related party transactions was presented to our board of directors for consideration and each of these transactions was unanimously approved by our board of directors after reviewing the criteria set forth in the preceding two sentences. Each of the related party transaction was individually negotiated, and none of the transactions was contingent upon or otherwise related to any other transaction. As discussed above, copies of our Code of Business Conduct and Ethics policy and Code of Ethics for Senior Financial Advisors can be found on our website: www.prospectgri.com under the tab "Investors".

INDEPENDENT AUDIT FEES AND RELATED MATTERS

We expect that a representative of Ehrhardt Keefe Steiner & Hottman PC will be present at the annual meeting and available to respond to appropriate questions from our stockholders. The representative will have an opportunity to make a statement to the stockholders if the representative desires to do so.

Webb & Company was Triangle's independent registered public accounting firm in 2008 and until February 11, 2011. Ehrhardt Keefe Steiner & Hottman PC became our independent registered public accounting firm on February 11, 2011 and was Old Prospect Global's independent registered public accounting firm in 2010. There were no disagreements on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Webb & Company or Ehrhardt Keefe Steiner & Hottman PC to refer to in their respective opinions.

On March 20, 2012, Prospect's board of directors resolved to change our fiscal year end from December 31 to March 31, commencing with the 12 month period ending March 31, 2012. The three tables below present the applicable fees in light of our change in fiscal year.

The following table sets forth fees billed by Triangle's principal accounting firm of Webb & Company for the years ended December 31, 2011 and 2010:

	Year Ended December 31,
	2011(1)	2010(1)
Audit Fees	$5,500	$14,675
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	484	—

	$5,984	$14,675

(1)
This table reflects the year ended as of December 31 since Webb & Company ceased being our registered public accounting firm on February 11, 2011 and at the time the services were rendered Prospect's fiscal year ended on December 31.

The following table sets forth fees billed by Ehrhardt Keefe Steiner & Hottman PC, the principal accounting firm for (i) Old Prospect Global for the year ended in 2010 and (ii) Prospect for the year ended in 2011:

	Year Ended December 31,
	2011	2010
Audit Fees	$108,318	$69,492
Audit Related Fees	—	7,860
Tax Fees	—	—
All Other Fees	—	—

	$108,318	$77,352

The following table sets forth fees billed by Ehrhardt Keefe Steiner & Hottman PC, the principal accounting firm for (i) Old Prospect Global for the year ended March 31, 2011, (ii) Prospect for the period starting February 11, 2011, the date of our reverse merger, through the year ended March 31, 2011 and (iii) Prospect for the year ended March 31, 2012.

	Year Ended March 31,
	2012	2011(1)	2011(2)
Audit Fees	$140,344	$69,492	$21,102
Audit Related Fees	7,145	—	7,860
Tax Fees	—	—	—
All Other Fees	—	—	—

	$147,489	$69,492	$28,962

(1)
These amounts reflect the fees for Old Prospect Global for the year ended March 31, 2011.

(2)
These amounts reflect the fees for Prospect for the period starting February 11, 2011 through the year ended March 31, 2011.

Prospect's board of directors approved the 2011 audit fees as we did not establish an audit committee until April 2012. The audit committee's pre-approval policies and procedures described in 17 CFR 210.2-01(c)(7)(i) and other protocols are discussed in its written charter which can be found at www.prospectgri.com under the tab "Investors".

GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of more than 10% of our outstanding common stock to file reports with the SEC disclosing their ownership of common stock and changes in such ownership. The rules of the SEC require insiders to provide Prospect with copies of all Section 16(a) reports that the insiders file with the SEC. We believe that, with respect to the 2012 fiscal year, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except Mr. Reiman failed to timely file a Form 3 and Form 4 for the transactions described above in "Related Party Transactions" for Hexagon Investments, LLC, and Mr. Qiu failed to file any forms required by Section 16(a) of the Securities Exchange Act of 1934 during the 2012 fiscal year. On June 14, 2011, Prospect filed a form 8-A with the Securities and Exchange Commission pursuant to Section 12(g) of the Exchange Act and prior to that had no Section 16(a) reporting requirements.

 Next Annual Meeting of Stockholders

Notice of any stockholder proposal that is intended to be included in Prospect's proxy statement and form of proxy for our 2013 annual meeting of stockholders must be received by Prospect's corporate secretary no later than 120 days prior to the first anniversary of the date on which we mailed our 2012 proxy statement. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. If we change the date of next year's annual meeting by more than 30 days from the date of this year's annual meeting, then the deadline is a reasonable time before we send our proxy materials. Any notices regarding stockholder proposals must be received by Prospect at its principal executive offices at 1621 18th Street, Suite 260, Denver, CO 80202, Attention: Corporate Secretary. In addition, if a stockholder intends to present a proposal at the 2013 annual meeting without including the proposal in Prospect's proxy materials related to 2013 annual meeting, and if we did not receive notice of such matter at least 45 days before the first anniversary of when we first sent the 2012 proxy materials, then the proxy or proxies designated by our board of directors for the 2013 annual meeting may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

OTHER BUSINESS

We know of no other matter to be acted upon at the meeting. However, if any other matters are properly brought before the meeting, the person named in the accompanying proxy card as proxy for the holders of Prospect's common stock will vote thereon in accordance with their best judgment.

ANNUAL REPORT

Our annual report for the year ended March 31, 2012 (without exhibits) is enclosed. Additional copies (including the financial statements and the financial statement schedules, required to be filed pursuant to Rule 13a-1 for our most recent fiscal year) may be obtained without charge upon request made to Prospect Global Resources Inc., 1621 18th Street, Suite 260, Denver, CO 80202, Attention: Corporate Secretary. Copies may also be obtained on our website at www.prospectgri.com under "Investor."

Annex A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PROSPECT GLOBAL RESOURCES INC.

RECITALS

        WHEREAS, Prospect Global Resources, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Nevada, does hereby certify as follows:

        1.     The Corporation filed its original Articles of Incorporation with the Secretary of State of Nevada on July 22, 2008 as Document No. 00001946018-59 and the Corporation was assigned Entity Number E0462592008-9.

        2.     The Corporation filed its Amended and Restated Articles of Incorporation with the Secretary of State of Nevada on February 14, 2011 as Document No. 20110110431-94, amending and restating the Articles of Incorporation in their entirety.

        WHEREAS, the board of directors and the shareholders of the Corporation have determined it to be in the best interest of the Corporation to amend and restate the Amended and Restated Articles of Incorporation, including increasing the Corporation's authorized shares of capital stock; and

        WHEREAS, the vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Amended and Restated Articles of Incorporation, have voted in favor of the amendment.

ARTICLE I
NAME

        The name of the corporation shall be Prospect Global Resources Inc. (the "Corporation").

ARTICLE II
REGISTERED OFFICE

        The name of the registered agent and the street address of the registered office in the State of Nevada where process may be served upon the Corporation is The Corporation Trust Company of Nevada, 311 S. Division Street, Carson City, NV 89703. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
AUTHORIZED CAPITAL STOCK

        Section 1.    Authorized Shares.

          (a)   The total number of shares of capital stock which the Corporation shall have authority to issue is 300,000,000 shares of common stock, $0.001 par value per share ("Common Stock"), and 100,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock").

        Section 2.    Common Stock.

          (a)   Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation (as defined below), the holders of Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

        Section 3.    Preferred Stock.

          (a)   The Board of Directors is expressly granted authority to issue shares of Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series (a "Preferred Stock Designation") and as may be permitted by the Nevada Revised Statutes ("NRS"). The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

ARTICLE IV
DIRECTORS

        Section 1.    Number of Directors.    The members of the governing board of the Corporation are styled as directors. The Board of Directors shall be elected in such manner as shall be provided in the Amended and Restated Bylaws of the Corporation. The number of directors may be changed from time to time in such manner as shall be provided in the Amended and Restated Bylaws of the Corporation.

ARTICLE V
PURPOSE

        The purpose of the Corporation shall be to engage in any lawful business for which corporations may be organized under NRS Chapter 78.

ARTICLE VI
LIMITATIONS ON LIABILITY

        No director shall be personally liable to the Corporation, any of its stockholders or its creditors for money damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the NRS as the same exists or may hereafter be amended. If the NRS is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the NRS, as so amended. Any repeal or modification of this Article VI shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE VII
INDEMNIFICATION

        Section 1.    Expenses for Actions Other Than By or In The Right of the Corporation.    The Corporation shall indemnify to the fullest extent under Nevada law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

        Section 2.    Expenses for Actions By or In the Right of the Corporation.    The Corporation shall indemnify to the fullest extent under Nevada law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        Section 3.    Non-Exclusivity.    The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        Section 4.    Repeal and Modification.    Any repeal or modification of this Article VII shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE VIII
ACQUISITION OF CONTROLLING INTEREST AND COMBINATION WITH
INTERESTED STOCKHOLDERS

        In accordance with the provisions of NRS Section 78.378, and the provisions of NRS Sections 78.378 to 78.3793, inclusive, as the same may be amended from time to time (or any successor statutes thereto), relating to acquisitions of controlling interests in the corporation, do not apply to any and all acquisitions of shares of the Corporation's common stock. At such time, if any, as the Corporation becomes a "resident domestic corporation", as that term is defined in NRS Section 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS Sections 78.411 to 78.444, inclusive, as the same may be amended from time to time (or any successor statutes thereto).

ARTICLE IX
VOTING POWER OF DEBT HOLDERS

        In accordance with the provisions of NRS Section 78.197 as the same may be amended from time to time (or any successor statutes thereto), the Board of Directors is expressly granted authority to grant the holders of a bond, debenture or other obligation of the Corporation the same voting rights as a stockholder in the Corporation.

ARTICLE X
AMENDMENTS

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Second Amended and Restated Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

        IN WITNESS WHEREOF, I have executed these Second Amended and Restated Articles of Incorporation as of the 27th day of August, 2012.

Patrick Avery Chief Executive Officer

Annex B

PROSPECT GLOBAL RESOURCES INC.
2011 EMPLOYEE EQUITY INCENTIVE PLAN

Effective Date: August 22, 2011

Any statements regarding tax matters made herein, including any attachments, cannot be relied upon by any person to avoid tax penalties and are not intended to be used or referred to in any marketing or promotional materials. To the extent this communication contains a tax statement or tax advice, Brownstein Hyatt Farber Schreck, LLP does not and will not impose any limitation on disclosure of the tax treatment or tax structure of any transactions to which the tax statement or tax advice relates.

B-i

B-ii

PROSPECT GLOBAL RESOURCES INC.
2011 EMPLOYEE EQUITY INCENTIVE PLAN

INTRODUCTION

Prospect Global Resources Inc., a Nevada corporation (the "Company"), hereby adopts the Prospect Global Resources Inc. 2011 Employee Equity Incentive Plan (the "Plan"). The purpose of the Plan is to further the growth and development of the Company by affording an opportunity for stock ownership to selected Employees of the Company and its Affiliates (all as defined below) who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success. The Plan is also intended to assist the Company in attracting new Employees and retaining existing Employees; to encourage growth of the Company through incentives that are consistent with the Company's goals; to provide incentives for individual performance; and to promote teamwork.

ARTICLE 1
DEFINITIONS

When used in this Plan, the following capitalized terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

1.1
Administrator means the Board of Directors, any committee or such delegates as shall be administering the Plan in accordance with Article 3.

1.2
Affiliate means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

1.3
Applicable Laws means the requirements relating to the administration of stock option and stock award plans under U.S. federal, state and local laws, the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

1.4
Award means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Bonus Stock or other equity-based grant under the Plan.

1.5
Award Agreement means the agreement between the Company and a Participant pursuant to which a specific Award is granted to the Participant.

1.6
Board of Directors means the Board of Directors of the Company.

1.7
Bonus Stock means shares of Common Stock granted to a Participant that are subject to the terms set forth in Section 10.2 and the applicable Award Agreement.

1.8
Cause means "Cause," as defined in the Participant's employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole discretion of the Company, a termination on account of any of the following: (a) repeated refusal to obey written directions of the Board of Directors or a superior officer (so long as such directions do not involve illegal or immoral acts), (b) negligence or willful misconduct in the performance of Participant's duties, as reasonably directed by the Board of Directors or a superior officer, injurious to the reputation, business or operations of the Company or an Affiliate; (c) misappropriation of any funds or assets of the Company or an Affiliate for personal use; (d) repeated acts of substance abuse that are injurious to the Company or an Affiliate; (e) fraud or dishonesty that is injurious to the Company or an Affiliate; (f) a breach of any material obligation of Participant in an employment, non-disclosure or confidentiality, non-compete, non-solicitation or similar agreement, if applicable, with the Company or an Affiliate; (g) commission of a criminal offense involving money or other property with respect to the Company, an Affiliate or any supplier or customer of the Company or an Affiliate (excluding any traffic violations or similar violations); (h) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed; or (i) engaging in any conduct tending to bring the Company or an Affiliate into public disgrace or disrepute. A Participant who agrees to resign from his employment or service with the Company in lieu of being terminated for Cause may be deemed by the Administrator to have been terminated for Cause for purposes of the Plan.

1.9
Change in Control means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or written contract of employment or service, (A) by a transaction or series of transactions, any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 35% of the combined voting power of the Company's then outstanding securities (provided such person or group was not a beneficial owner of more than 35% of the combined voting power of the Company's then outstanding securities as of August 17, 2010); (B) as a result of any merger, consolidation, combination or sale or issuance of securities of the Company, or as a result of or in connection with a contested election of directors, the persons who were directors of the Company as of August 17, 2010 cease to constitute a majority of the Board of Directors; or (C) by a transaction or series of transactions, the authority of the Board of Directors over any activities of the Company becomes subject to the consent, agreement or cooperation of a third party other than shareholders of the Company.

1.10
Code means the Internal Revenue Code of 1986, as amended from time to time.

1.11
Common Stock or Stock means the Company's common stock, par value $0.001 per share, and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

1.12
Continuous Service means that the Participant's service as an Employee with the Company or an Affiliate is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. The Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

1.13
Disability means disability within the meaning of the long-term disability policy maintained by the Company, or if none, within the meaning of Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

1.14
Effective Date means the date the Plan is approved by the Board, subject to approval of the Plan by the Company's stockholders.

1.15
Employee means a common law employee of the Company or an Affiliate and any person who has accepted a binding offer of employment from the Company or an Affiliate (provided that, in the case of an Incentive Stock Option, such person has commenced employment as a common law employee), but excludes any individual classified by the Company or an Affiliate as an independent contractor, consultant or leased employee.

1.16
Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.17
Fair Market Value means, as of any specified date, the value of a share of Common Stock determined as follows:

  (a)
  Publicly Traded. If the Common Stock is regularly traded on any established securities market, the Fair Market Value per share of Common Stock shall be the closing sale price for a share of Common Stock for such date, or if there is no closing sales price for a share of Common Stock on that date, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

  (b)
  Not Publicly Traded. If the Common Stock is not readily tradable on an established securities market, the Fair Market Value per share of Common Stock shall be the amount determined by the Administrator, reasonably and in good faith, in accordance with Applicable Laws.

1.1
Full Value Award means any Award other than (i) an Option, (ii) a SAR or (iii) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or an Affiliate).

1.2
Incentive Stock Option means any option granted to an eligible Employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

1.3
Nonqualified Stock Option means any option granted to an eligible Employee under the Plan that is not an Incentive Stock Option.

1.4
Option means and refers collectively to Incentive Stock Options and Nonqualified Stock Options.

1.5
Participant means any Employee who is granted an Award under the Plan. Participant also means the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

1.6
Permitted Transferee means, with respect to a Participant, any "family member" of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

1.7
Publicly Traded means that the Company or an Affiliate has issued any class of common equity securities registered under Section 12 of the Exchange Act.

1.8
Restricted Stock means shares of Common Stock granted to a Participant that are subject to the restrictions set forth in Section 9.1 and the applicable Award Agreement. Restricted Stock also means any shares of the Company's capital stock issued as a result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Common Stock or other capital stock shall no longer be Restricted Stock.

1.9
Restricted Stock Units means restricted share units granted to a Participant that are subject to the terms set forth in Section 10.2 and the applicable Award Agreement.

1.10
Restriction Period means the period set forth in the applicable Award Agreement that is the period beginning on the date of grant of the Award and ending on the final vesting date of the Restricted Stock.

1.11
Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, together with any successor rule, as in effect from time to time.

1.12
Section 162(m) means Code Section 162(m) and any related Treasury regulations promulgated or Internal Revenue Service guidance issued thereunder.

1.13
Section 409A means Code Section 409A and any related Treasury regulations promulgated or Internal Revenue Service guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

1.14
Securities Act shall mean the Securities Act of 1933, as amended.

1.15
Stock Appreciation Right or SAR means a stand-alone stock appreciation right that is subject to the terms set forth in Section 8.1 and the applicable Award Agreement

ARTICLE 2
TERM OF THE PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company on or within 12 months of the Effective Date. The Plan shall continue in effect for a term of 10 years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by stockholders of the Company, unless terminated earlier under Article 14. In the absence of the approval by stockholders of the Company of an amendment to add shares to the Plan, no Incentive Stock Option shall be granted more than 10 years from the date the Plan is approved by the stockholders of the Company.

ARTICLE 3
ADMINISTRATION

3.1
ADMINISTRATOR. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee, which shall be appointed by and shall serve at the pleasure of the Board of Directors. The powers, duties and procedures of any appointed committee shall be governed its adopted charter, or in the absence of such charter, by this article. Any committee member shall be deemed to have resigned automatically from the committee upon his termination of service with the Company. To the extent the Administrator considers it desirable for transactions relating to a grant of Awards to be eligible to qualify for an exemption under Rule 16b-3, the Administrator shall consist of a committee of two or more members of the Board, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Administrator considers it desirable for compensation delivered pursuant to a grant of Awards to be eligible to qualify for an exemption under Section 162(m), the Plan shall be administered by a committee of two or more members of the Board, all of whom qualify as "outside directors" within the meaning of Section 162(m). The Administrator may from time to time remove members from or add members to any such committee; fill vacancies on the committee, howsoever caused; and otherwise increase or decrease the number of members of such committee, in each case as the Administrator deems appropriate to permit transactions in Common Stock pursuant to the Plan and to satisfy such conditions of Rule 16b-3 or Section 162(m) as then in effect.

3.2
MEETINGS AND ACTIONS. The Administrator shall hold meetings at such times and places as it may determine in its sole discrimination. A majority of the members of the Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Administrator shall be the acts of the Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Affiliates, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

3.3
POWERS OF ADMINISTRATOR. The Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. The Administrator may from time to time in its discretion determine which of the eligible Employees of the Company or its Affiliates should receive Awards, the type of Awards to be granted, and as applicable, the number of shares subject to the Awards, the grant dates, the exercise or purchase price for shares subject to the Awards, the vesting conditions and duration of the Awards and the restrictions applicable to each grant of shares pursuant to the Awards. In selecting Participants and granting Awards, the Administrator shall take into consideration the contribution the Participant has made or may make to the success of the Company or its Affiliates and such other factors as the Administrator shall determine.

3.4
DISCRETION OF ADMINISTRATOR. The determination of the Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Affiliates, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan. Subject to the express provisions of the Plan, the Administrator is authorized, in its sole discretion, to construe the Plan and the respective Award Agreements executed hereunder, to prescribe and enforce such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine and amend, subject to the provisions of Article 14, the terms, restrictions and provisions of any outstanding Award in any manner that is not inconsistent with the provisions of the Plan (including but not limited to cashing out Awards, extending the exercise or effective periods of Awards, accelerating the vesting of Awards, and converting or substituting any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company) the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Administrator to cause designated Awards to qualify for specific tax treatment, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Administrator on any Plan matters shall be final, conclusive and binding on all parties.

3.5
DELEGATION OF AUTHORITY. To the extent permitted by Applicable Laws, the Administrator may from time to time delegate to a committee of one or more members of the Board of Directors or one or more officers of the Company the authority to grant or amend Awards; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) and other Applicable Laws. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this section shall serve in such capacity at the pleasure of the Administrator.

ARTICLE 4
STOCK SUBJECT TO THE PLAN

4.1
PLAN LIMIT.

  (a)
  Aggregate Limit. Subject to the provisions of Article 13, the aggregate number of shares of Common Stock that may be issued under Awards granted pursuant to the Plan shall not exceed 13,500,000 shares of Common Stock. Such shares of Common Stock shall be authorized but unissued shares. Shares of Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. Shares of Common Stock subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. If a Participant pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of shares, or if shares are tendered or withheld to satisfy any Company withholding obligations, the number of shares so tendered or withheld shall become available for re-issuance thereafter under the Plan. Subject to the provisions of Article 13, no more than the aggregate maximum number of shares of Common Stock approved by the Stockholders from time to time may be issued pursuant to Incentive Stock Options.

  (b)
  Section 162(m) Limit. During any single calendar year, no Participant shall be eligible to be granted Awards exceeding 1,000,000 shares of Common Stock.

4.2
UNUSED STOCK. Shares will be deemed to have been issued under the Plan only (a) to the extent actually issued and delivered pursuant to an Award, or (b) to the extent an Award is settled in cash. If any outstanding Award under the Plan expires or for any other reason ceases to be exercisable, is forfeited or repurchased by the Company, in whole or in part (other than upon exercise of an Award), the shares that were subject to such Award (and as to which the Award had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance under the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award (other than an Option) shall again be available for the grant of an Award pursuant to the Plan.

4.3
RETENTION OF RIGHTS. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company's capital structure or its business, or a merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Common Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether similar or not.

ARTICLE 5
GRANT OF AWARDS

5.1
ELIGIBILITY FOR AWARD. Awards may be granted only to persons who, at the time of grant, are Employees.

5.2
GRANT OF AWARDS. The Administrator may from time to time in its discretion grant Awards to one or more Employees determined by it to be eligible for participation in the Plan in accordance with the provisions of this article. No Award shall be enforceable under the Plan until the Participant provides the Company with a signed Award Agreement in the form specified by the Administrator with respect to the Award to that Participant.

5.3
TERMS OF AWARDS. Each Award will be evidenced by an Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time will approve. The terms of any Award need not be identical to the terms of any other Award to the same or other Participants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include any type of Award or any combination of Awards under the Plan. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Code Section 422.

5.4
LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.5
STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 6
VESTING OF AWARDS

An Award shall vest or become exercisable in whole or in part and at such times and upon such conditions, if any, as determined by the Administrator and set forth in the Award Agreement. The Administrator in its discretion may provide that an Award will be vested or exercisable upon (a) the attainment of one or more performance goals or targets established by the Administrator, which may be based on factors including, but not limited to, the price of a share of Common Stock, the Company's earnings per share, the Company's market share, the Company's sales, the Company's operating margin, the earnings before or after interest, taxes, depreciation, or amortization of the Company; (b) the Participant's Continuous Service for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Administrator in its sole discretion; or (d) a combination of any of the foregoing. Each Award may, in the discretion of the Administrator, have different provisions with respect to vesting or exercise of the Award. At any time after grant of an Award, the Administrator may, in its sole discretion, accelerate the period or waive the conditions for which an Award vests.

ARTICLE 7
STOCK OPTIONS

7.1
OPTION AWARD AGREEMENT.

  (a)
  Option Exercise Price. The Option price (i.e., exercise price) per share of Common Stock under each Option shall be determined by the Administrator and stated in the Option Award Agreement. The Option price for any Option that is intended to be an Incentive Stock Option or to constitute performance-based compensation within the meaning of Section 162(m) shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option. Nonqualified Stock Options may be granted with an Option price of less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option.

      In the case of an Option that is subject to Section 409A (such as a discounted Nonqualified Stock Option), the timing of the exercise of the Option shall be limited to one (or the earliest of two or more) of the following events, as specified in the applicable Option Award Agreement, as determined and interpreted in accordance with Section 409A: (1) a Change in Control, (2) the Participant's separation from service, (3) a specified date, or (4) the taxable year in which the Option vests. In the event that Participant fails to exercise such an Option within the prescribed period, the Participant shall forfeit all rights under the Option; the Option Award Agreement shall terminate and be of no further force or effect; and the Company shall be released from all obligations under the Option.

      The exercise price of an Option may not be repriced.

    (b)
    Duration of Options. Each Option shall be of a duration as specified in the applicable Award Agreement; provided, however, that the term of any Option shall be no more than 10 years from the date on which the Option is granted and shall be subject to early termination as provided herein.

    (c)
    Limitations on Incentive Stock Options.

    (i)
    Employee Status. An Incentive Stock Option may be granted only to an individual who is an Employee at the time the Option is granted.

    (ii)
    Dollar Limit. To the extent that an Incentive Stock Option (together with all Incentive Stock Options granted to the Participant under the Plan and all other stock option plans of the Company and its Affiliate) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than $100,000 (or such other limit effective under the Code), the portion of each Incentive Stock Option that exceeds such amount will be treated as a Nonqualified Stock Option. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

    (iii)
    10% Shareholder. No Incentive Stock Option shall be granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Code Section 424(d)) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, unless the option price of such Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option, and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

    (iv)
    Disqualifying Disposition. A Participant shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (A) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Code Section 424(h)) such Option to such Participant, or (B) one year after the transfer of such shares to such Participant.

    (d)
    Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

    (e)
    Other Terms and Conditions. The Option Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an

      Option in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Administrator.

7.2
MANNER OF EXERCISE. An Option or portion of an Option may be exercised by delivery of an irrevocable notice of exercise in such manner as determined by the Company, stating the number of shares being purchased and the restrictions imposed on the shares so purchased, if any.

7.3
PAYMENT OF OPTION PRICE. The right to receive shares of the Common Stock upon exercise of an Option shall be conditioned upon the delivery by the Participant of payment for shares and withholding taxes incurred by reason of the exercise and certain representations, if requested by the Administrator. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Award Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

  (a)
  cash, check or wire transfer (denominated in U.S. Dollars);

  (b)
  subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other shares of Common Stock held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;

  (c)
  delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

  (d)
  cashless "net exercise" arrangement pursuant to which the Company will reduce the number of shares issued upon exercise by the largest whole number of shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price, together with required withholding amounts (if any), provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance not satisfied by such reduction in the number of whole shares to be issued,

  (e)
  such other consideration and method of payment for the issuance of shares of Common Stock to the extent permitted by Applicable Laws and acceptable to the Administrator, or

  (f)
  any combination of the foregoing methods of payment.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1
STOCK APPRECIATION RIGHTS AWARD AGREEMENT.

  (a)
  Grant. A SAR shall entitle a Participant to exercise all or a specified portion of the SAR and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the Fair Market Value on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Administrator may impose.

  (b)
  SAR Exercise Price. The exercise (or base) price per share of Common Stock under each SAR shall be determined by the Administrator and shall not be less than 100% of the Fair Market Value (determined as the day the SAR is granted) of the Common Stock subject to the SAR, and shall be stated in the applicable Award Agreement. The exercise price of the Common Stock under a SAR may not be repriced.

    (c)
    Duration of SARs. Each SAR shall be of a duration as specified in the applicable Award Agreement; provided, however, that the term of any SAR shall be no more than 10 years from the date on which the SAR is granted and shall be subject to early termination as provided herein.

    (d)
    Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by a SAR.

    (e)
    Other Terms and Conditions. The SAR Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise a SAR in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Administrator.

    (f)
    Form of Payment. A SAR may be paid to the Participant in the form of cash, whole shares, or a combination thereof, based on the Fair Market Value of the shares earned under the SAR on the date of payment.

8.2
MANNER OF EXERCISE. The SAR or portion of the SAR may be exercised by delivery of an irrevocable notice of exercise in such manner as determined by the Company, stating the number of shares as to which the SAR is being exercised.

ARTICLE 9
RESTRICTED STOCK

9.1
RESTRICTED STOCK AWARD AGREEMENT. Shares of Common Stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances.

  (a)
  Issuance of Restricted Stock. The right to receive Restricted Stock shall be conditioned upon the delivery by the Participant of (i) payment of the purchase price, if any, in full, by an electronic transfer of funds, such other form as may be acceptable under the administrative procedures established by the Company, or any other form of legal consideration that may be acceptable to the Administrator; (ii) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of income or other taxes under Applicable Laws incurred by reason of the vesting of the Restricted Stock or the Participant's election under Code Section 83(b); (iii) certain investment representations, if requested by the Administrator; and (iv) a copy of the executed Award Agreement in the form specified by the Administrator with respect to the grant of Restricted Stock to that Participant.

  (b)
  Stock Register or Certificates. Shares representing the Restricted Stock shall be recorded in the stock register of the Company in the name of the Participant to whom such Restricted Stock shall have been granted. In the event the Company issues certificates, a stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted, and such certificates shall remain in the custody of the Company. The Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Award Agreement.

    (c)
    Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, except as set forth in this section. During the Restriction Period, the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock until the restrictions have lapsed, and a breach of the terms and conditions established by the Administrator pursuant to the Award Agreement will cause a forfeiture of the Restricted Stock. The Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate.

    (d)
    Forfeiture. If the Participant fails to satisfy any applicable restrictions, terms and conditions set forth in this Plan or in the applicable Award Agreement for any reason, any Restricted Stock held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the Award Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company's stock ledger.

    (e)
    Section 83(b) Election. If a Participant makes an election under Code Section 83(b) to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Code Section 83(a), the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 10
OTHER AWARDS

10.1
BONUS STOCK AWARDS. Each Bonus Stock Award granted to a Participant will constitute a transfer of shares of Common Stock other than Restricted Stock on such terms and conditions as the Administrator shall determine. Bonus Stock Awards will be made in shares of Common Stock and may be subject to performance criteria or any other specific criteria, including service to the Company or an Affiliate, determined by the Administrator. The purchase price, if any, for Common Stock issued in connection with a Bonus Stock Award will be determined by the Administrator in its sole discretion.

10.2
RESTRICTED STOCK UNIT AWARD. Each Restricted Stock Unit Award will be subject to such terms and conditions as the Administrator shall determine. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more performance criteria or other specific criteria, including service to the Company or an Affiliate, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the shares of Common Stock underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A. Restricted Stock Units may be paid in cash, shares of Common Stock, or both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

10.3
OTHER AWARDS. The Administrator may from time to time in its sole discretion determine which of the eligible Employees of the Company and its Affiliates should receive grants of other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including without limitation dividend equivalents, phantom stock , phantom stock units and performance units. Such Awards may be issued alone or in conjunction with other Awards under the Plan. In addition, the Administrator may, from time to time, in its sole discretion and consistent with Applicable Laws that would prohibit the imposition of the constructive or actual receipt of income, afford a Participant the opportunity to convert the form of Award currently held by the Participant prior to the time such Participant would become vested in such Award (e.g., from a Restricted Stock Award to a restricted stock unit award). The Administrator, in its sole discretion, may include in any Award any provisions necessary to avoid adverse tax consequences to the Participant under Section 409A.

ARTICLE 11
ISSUANCE OF SHARES

11.1
STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board of Directors has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares are listed or traded. The Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock prior to satisfaction of any applicable vesting requirement. All stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other under Applicable Laws and rules and regulations and to reflect vesting restrictions. The Administrator may place legends on any stock certificate to reference restrictions applicable to the shares. In addition to the terms and conditions provided herein, the Board of Directors may require that a Participant make such reasonable covenants, agreements, and representations as the Board of Directors, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator. No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

11.2
NONTRANSFERABILITY.

  (a)
  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as otherwise provided by the Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant for value other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

  (b)
  During the lifetime of the Participant and for so long as the Participant is not incapacitated, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a domestic relations order. Notice to exercise an Award shall be signed by the Participant or other person then entitled to exercise the Award or such portion of the Award. In the event that an Award shall be exercised by any person or persons other than the Participant, the Administrator may require appropriate proof of the right of such person or persons to exercise the Award. In addition, the Administrator may require such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange on which the Common Stock is traded or any other Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. After the death or incapacitation of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then Applicable Laws of descent and distribution.

    (c)
    Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator.

11.3
PAPERLESS ADMINISTRATION. Subject to Applicable Laws, the Administrator may make Awards, provide applicable disclosure and establish procedures for exercise of Awards by an internet website or interactive voice response system for the paperless administration of Awards.

ARTICLE 12
TERMINATION OF CONTINUOUS SERVICE

12.1
EFFECT OF TERMINATION OF CONTINUOUS SERVICE. Except as otherwise provided in an applicable Award Agreement or employment agreement with a Participant, or as otherwise provided by the Administrator, any vesting of any Award shall cease upon termination of the Participant's Continuous Service, and any Award shall be exercisable only to the extent that it was exercisable on the date of such termination of Continuous Service. Any Award not exercisable as of the date of termination, and any Award or portions thereof not exercised within the period specified herein, shall terminate.

  (a)
  Termination Other than for Cause. Subject to any limitations set forth in the agreement for an Award, and provided that the notice of exercise is provided as required by the Plan prior to the expiration of the Award, the Participant shall be entitled to exercise the Award (i) during the Participant's Continuous Service, and (ii) for a period of 90 days after the date of termination of the Participant's Continuous Service for reason other than Cause, or such longer period as may be set forth in the Award Agreement.

  (b)
  Termination by Death. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate as a result of the Participant's death, or if a Participant should die within a period of 90 days after termination of the Participant's Continuous Service under circumstances in which subsection (a) would permit the exercise of the Award following termination, the personal representatives of the Participant's estate or the person or persons who shall have acquired the Award from the Participant by bequest or inheritance may exercise the Award at any time within one year after the date of death, but not later than the expiration date of the Award.

    (c)
    Termination by Disability. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate by reason of the Participant's Disability, the Participant may exercise the Award at any time within one year after the date of termination but not later than the expiration date of the Award.

    (d)
    Termination for Cause. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Award Agreement, if the Participant is terminated for Cause, all unexercised Awards granted to the Participant shall terminate immediately upon such termination.

    (e)
    Extension of Award Termination Date. The Administrator, in its sole discretion, may extend the termination date of an Award granted under the Plan without regard to the preceding provisions of this section. Exercise of an Incentive Stock Option beyond the periods provided in subsections (a), (b) and (c) shall evidence the Participant's consent to such extension and any resulting recharacterization of the Option as a Nonqualified Stock Option.

12.2
EFFECT OF TERMINATION OF CONTINUOUS SERVICE ON STOCK. Except as otherwise provided in an applicable Award Agreement or employment agreement with a Participant, or as otherwise provided by the Administrator, in the event that a Participant terminates Continuous Service with the Company for any reason, including Disability of the Participant, any unvested shares of Common Stock held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service.

ARTICLE 13
REORGANIZATION, RECAPITALIZATION AND CHANGE IN CONTROL

13.1
ADJUSTMENTS TO COMMON STOCK. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Participant of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (a) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased. Notwithstanding the foregoing, any such adjustment made with respect to an Award that is an Incentive Stock Option shall comply with the requirements of Code Section 424(a), and in no event shall any such adjustment be made which would render (i) any Incentive Stock Option granted under the Plan to be other than an "incentive stock option" for purposes of Code Section 422 or (ii) any award that is intended to be exempt from, or comply with, Section 409A to fail to comply with Section 409A.

13.2
RECAPITALIZATION. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Participant shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

13.3
CHANGE IN CONTROL. In the event of a Change in Control, the Administrator in its sole discretion may:

  (a)
  Substitution of Awards. negotiate a binding agreement whereby the surviving corporation or acquiring corporation may assume any outstanding Award under the Plan or may substitute similar stock awards on an equitable basis of appropriate stock of the Company, or of the surviving corporation or acquiring corporation, which will be issuable in respect of the Common Stock (including an award to acquire the same consideration paid to the stockholders in the Change in Control) for those outstanding under the Plan; provided that with respect to (i) each outstanding Incentive Stock Option, any such substituted award meets the requirements of Code Section 424(a) and (ii) each outstanding Award subject to Section 409A, any such substituted award meets the requirements of Section 409A;

  (b)
  Acceleration of Vesting. accelerate the vesting of outstanding Awards (and, if applicable, the time during which such Awards may be exercised);

  (c)
  Acceleration of Exercise: in lieu of, or in addition to, accelerating the vesting of outstanding Awards, the Administrator may, upon written notice to Participants, provide that all unexercised Awards must be exercised or satisfied upon the Change in Control or within a specified number of days of the date of such Change in Control or such Awards will terminate. In response to such notice, a Participant may make an irrevocable election to exercise the Participant's Award contingent upon and effective as of the effective date stated in such notice. Any Award shall terminate if not exercised upon the time frame stated in the notice. The Administrator may, in its sole discretion, accelerate the vesting of any outstanding Award in connection with any proposed or completed Change in Control.

  (d)
  Cash-Out: prior to such a Change in Control, terminate any or all unexercised Awards (after acceleration of vesting) in exchange for cash or consideration similar to that received by stockholders of Common Stock of the Company in the Change in Control, less the exercise price required under any such Awards.

13.4
OTHER EVENTS. In the event of changes to the outstanding Common Stock by reason of recapitalization, reorganization, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this article, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Administrator in its discretion as to the number and exercise price of shares of Common Stock or other consideration subject to such Award. In the event of any such change to the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Administrator, the determination of which shall be conclusive.

13.5
NO ADJUSTMENT FOR CERTAIN AWARDS. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair market value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the exercise price per share, if applicable.

ARTICLE 14
AMENDMENT AND TERMINATION

14.1
AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted without the consent of the affected Participant. Unless the stockholders of the Company shall have given their approval, the Board of Directors may not amend the Plan to (a) increase the maximum aggregate number of shares that may be issued under the Plan, (b) increase the maximum number of shares that may be issued under the Plan through Incentive Stock Options, (c) change the class of individuals eligible to receive Awards under the Plan, or (d) make any other change that would require stockholder approval under Applicable Laws.

14.2
TERMINATION OF THE PLAN. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the affected Participant, and termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

ARTICLE 15
GENERAL PROVISIONS

15.1
TAX OBLIGATIONS. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state local and foreign income or other tax withholding obligation (including the Participant's FICA or employment tax obligation) under Applicable Laws relating to the exercise or acquisition of Common Stock under an Award by tendering a cash payment or, if permitted by the Administrator, either withholding from any cash compensation paid to the Participant by the Company or its Affiliate or delivering to the Company owned and unencumbered shares of Common Stock. The number of shares of Common Stock which may be withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. Notwithstanding any provision to the contrary, all taxes associated with participation in the Plan, including any liability imposed under Section 409A, shall be borne by the Participant.

15.2
SECTION 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A.

15.3
RULE 16B-3. It is intended that, at any time the Company is Publicly Traded, the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of

    Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

15.4
SECTION 162(M).

  (a)
  Performance-Based Compensation. It is intended that, at any time when the Common Stock is Publicly-Traded, the Plan shall comply fully with and meet all the requirements of Section 162(m) so that Awards hereunder which are made to Participants who are "covered employees" (as defined in Section 162(m)) shall constitute "performance-based" compensation within the meaning of Section 162(m). If an Award is intended to qualify as "performance-based" compensation within the meaning of Section 162(m), it shall be payable solely on account of attainment of established performance goals. If any provision of the Plan or an applicable Award Agreement would disqualify the Plan or Award or would not otherwise permit the Plan or Award to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m).

  (b)
  Performance-Based Requirements. To the extent necessary to comply with the requirements of Section 162(m)(4)(C), with respect to any Award which is intended to qualify as performance-based compensation, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m)), the Administrator shall, in writing, (i) designate one or more eligible individuals, (ii) select the performance criteria applicable to such performance period, (iii) establish the performance goals and amounts of such Awards that may be earned for such performance period, and (iv) specify the relationship between performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each covered employee for such performance period.

  (c)
  Performance Criteria. The performance criteria to be utilized under the Plan for such purposes shall consist of objective tests based on one or more of the following: achievement of benchmarks such as specified permitting or financings; earnings or earnings per share; cash flow; customer satisfaction; revenues; financial return ratios (such as return on equity and/or return on assets); market performance; stockholder return or value; operating profits; EBITDA; net profits; profit returns and margins; stock price; credit quality; sales growth; market share; comparisons to peer companies (on a company-wide or divisional basis); working capital; or individual or aggregate employee performance.

  (d)
  Certification of Results. Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant including the assessment of individual or corporate performance for the performance period.

15.5
SECTION 13(K). Notwithstanding any other provision of the Plan to the contrary, no Participant who is an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

15.6
BENEFICIARY DESIGNATIONS. Each Participant may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Participant's death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Participant's beneficiary shall be the Participant's estate.

15.7
NO EMPLOYMENT RIGHTS. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant's Continuous Service by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

15.8
JURISDICTIONS. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the Applicable Laws in which the Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries, to accommodate differences in local law, tax policy, or custom applicable in the jurisdiction in which the Participant resides or is employed and to meet the objectives of the Plan. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Article 4. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

15.9
FOREIGN CURRENCY. A Participant may be required to provide evidence that any currency used to pay the exercise price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. The amount payable will be determined by conversion from U.S. dollars at the exchange rate as selected by the Administrator on the date of exercise.

15.10
OTHER EMPLOYEE BENEFITS. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

15.11
CONFIDENTIALITY OF INFORMATION. Except as required by Applicable Laws, information regarding the grant of Awards under this Plan is confidential information of the Company and may not be shared with anyone other than the Participant's immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment.

15.12
NO FUNDING. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

15.13
SEVERABILITY. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

15.14
GOVERNING LAW AND VENUE. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Nevada without regard to conflicts of laws principles.

15.15
USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes, but in no event shall be used to purchase shares in the public market for issuance of Stock or Awards under the Plan.

15.16
APPENDICES. The Administrator may approve such supplements, amendments or appendices to the Plan as it may consider necessary or appropriate for purposes of compliance with Applicable Laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements shall increase the share limitations contained in Article 4.

15.17
INDEMNIFICATION. To the extent allowable pursuant to Applicable Laws, each member of the Administrator and of the Board of Directors shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which the member may be a party or in which the member may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Annex C

PROSPECT GLOBAL RESOURCES INC.
2011 DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

Effective Date: August 22, 2011

Any statements regarding tax matters made herein, including any attachments, cannot be relied upon by any person to avoid tax penalties and are not intended to be used or referred to in any marketing or promotional materials. To the extent this communication contains a tax statement or tax advice, Brownstein Hyatt Farber Schreck, LLP does not and will not impose any limitation on disclosure of the tax treatment or tax structure of any transactions to which the tax statement or tax advice relates.

C-i

C-ii

PROSPECT GLOBAL RESOURCES INC.
2011 DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

INTRODUCTION

Prospect Global Resources Inc., a Nevada corporation (the "Company"), hereby adopts the Prospect Global Resources Inc. 2011 Director and Consultant Equity Incentive Plan (the "Plan"). The purpose of the Plan is to further the growth and development of the Company by affording an opportunity for stock ownership to selected Directors and Consultants of the Company and its Affiliates (all as defined below) who are involved in endeavors significant to the Company's success. The Plan is also intended to assist the Company in attracting new Directors and Consultants and retaining existing Directors and Consultants; to encourage growth of the Company through incentives that are consistent with the Company's goals; and to promote teamwork.

ARTICLE 1
DEFINITIONS

When used in this Plan, the following capitalized terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

1.1
Administrator means the Board of Directors, any committee or such delegates as shall be administering the Plan in accordance with Article 3.

1.2
Affiliate means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

1.3
Applicable Laws means the requirements relating to the administration of stock option and stock award plans under U.S. federal, state and local laws, the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

1.4
Award means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Bonus Stock or other equity-based grant under the Plan.

1.5
Award Agreement means the agreement between the Company and a Participant pursuant to which a specific Award is granted to the Participant.

1.6
Board of Directors means the Board of Directors of the Company.

1.7
Bonus Stock means shares of Common Stock granted to a Participant that are subject to the terms set forth in Section 10.2 and the applicable Award Agreement.

1.8
Cause means "Cause," as defined in the Participant's employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole discretion of the Company, a termination on account of any of the following: (a) repeated refusal to obey written directions of the Board of Directors or a superior officer (so long as such directions do not involve illegal or immoral acts), (b) negligence or willful misconduct in the performance of Participant's duties, as reasonably directed by the Board of Directors or a superior officer, injurious to the reputation, business or operations of the Company or an Affiliate; (c) misappropriation of any funds or assets of the Company or an Affiliate for personal use; (d) repeated acts of substance abuse that are injurious to the Company or an Affiliate; (e) fraud or dishonesty that is injurious to the Company or an Affiliate; (f) a breach of any material obligation of Participant in an employment, non-disclosure or confidentiality, non-compete, non-solicitation or similar agreement, if applicable, with the Company or an Affiliate; (g) commission of a criminal offense involving money or other property with respect to the Company, an Affiliate or any supplier or customer of the Company or an Affiliate (excluding any traffic violations or similar violations); (h) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed; or (i) engaging in any conduct tending to bring the Company or an Affiliate into public disgrace or disrepute. A Participant who agrees to resign from his employment or service with the Company in lieu of being terminated for Cause may be deemed by the Administrator to have been terminated for Cause for purposes of the Plan.

1.9
Change in Control means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or written contract of employment or service, (A) by a transaction or series of transactions, any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 35% of the combined voting power of the Company's then outstanding securities (provided such person or group was not a beneficial owner of more than 35% of the combined voting power of the Company's then outstanding securities as of August 17, 2010); (B) as a result of any merger, consolidation, combination or sale or issuance of securities of the Company, or as a result of or in connection with a contested election of directors, the persons who were directors of the Company as of August 17, 2010 cease to constitute a majority of the Board of Directors; or (C) by a transaction or series of transactions, the authority of the Board of Directors over any activities of the Company becomes subject to the consent, agreement or cooperation of a third party other than shareholders of the Company.

1.10
Code means the Internal Revenue Code of 1986, as amended from time to time.

1.11
Common Stock or Stock means the Company's common stock, par value $0.001 per share, and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

1.12
Consultant shall mean any individual who is neither an Employee nor a Director who is engaged by the Company or an Affiliate to render services to such entity as an advisor or consultant.

1.13
Continuous Service means that the Participant's service as a Director or Consultant with the Company or an Affiliate is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. The Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

1.14
Director means an individual who is a member the Board of Directors or a member of the board of directors of an Affiliate, who (in either case) is not an Employee.

1.15
Disability means disability within the meaning of the long-term disability policy maintained by the Company, or if none, within the meaning of Code Section 22(e)(3), provided that the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

1.16
Effective Date means the date the Plan is approved by the Board, subject to approval of the Plan by the Company's stockholders.

1.17
Employee means a common law employee of the Company or an Affiliate and any person who has accepted a binding offer of employment from the Company or an Affiliate, but excludes any individual classified by the Company or an Affiliate as an independent contractor, consultant or leased employee.

1.18
Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.19
Fair Market Value means, as of any specified date, the value of a share of Common Stock determined as follows:

  (a)
  Publicly Traded. If the Common Stock is regularly traded on any established securities market, the Fair Market Value per share of Common Stock shall be the closing sale price for a share of Common Stock for such date, or if there is no closing sales price for a share of Common Stock on that date, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

  (b)
  Not Publicly Traded. If the Common Stock is not readily tradable on an established securities market, the Fair Market Value per share of Common Stock shall be the amount determined by the Administrator, reasonably and in good faith, in accordance with Applicable Laws.

1.1
Full Value Award means any Award other than (i) an Option, (ii) a SAR or (iii) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or an Affiliate).

1.2
Option means any option granted to a Participant under the Plan.

1.3
Participant means any Director or Consultant who is granted an Award under the Plan. Participant also means the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

1.4
Permitted Transferee means, with respect to a Participant, any "family member" of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

1.5
Publicly Traded means that the Company or an Affiliate has issued any class of common equity securities registered under Section 12 of the Exchange Act.

1.6
Restricted Stock means shares of Common Stock granted to a Participant that are subject to the restrictions set forth in Section 9.1 and the applicable Award Agreement. Restricted Stock also means any shares of the Company's capital stock issued as a result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Common Stock or other capital stock shall no longer be Restricted Stock.

1.7
Restricted Stock Units means restricted share units granted to a Participant that are subject to the terms set forth in Section 10.2 and the applicable Award Agreement.

1.8
Restriction Period means the period set forth in the applicable Award Agreement that is the period beginning on the date of grant of the Award and ending on the final vesting date of the Restricted Stock.

1.9
Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, together with any successor rule, as in effect from time to time.

1.10
Section 409A means Code Section 409A and any related Treasury regulations promulgated or Internal Revenue Service guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

1.11
Securities Act shall mean the Securities Act of 1933, as amended.

1.12
Stock Appreciation Right or SAR means a stand-alone stock appreciation right that is subject to the terms set forth in Section 8.1 and the applicable Award Agreement

ARTICLE 2
TERM OF THE PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company on or within 12 months of the Effective Date. The Plan shall continue in effect for a term of 10 years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by stockholders of the Company, unless terminated earlier under Article 14.

ARTICLE 3
ADMINISTRATION

3.1
ADMINISTRATOR. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee, which shall be appointed by and shall serve at the pleasure of the Board of Directors. The powers, duties and procedures of any appointed committee shall be governed its adopted charter, or in the absence of such charter, by this article. Any committee member shall be deemed to have resigned automatically from the committee upon his termination of service with the Company. To the extent the Administrator considers it desirable for transactions relating to a grant of Awards to be eligible to qualify for an exemption under Rule 16b-3, the Administrator shall consist of a committee of two or more members of the Board, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. The Administrator may from time to time remove members from or add members to any such committee; fill vacancies on the committee, howsoever caused; and otherwise increase or decrease the number of members of such committee, in each case as the Administrator deems appropriate to permit transactions in Common Stock pursuant to the Plan and to satisfy such conditions of Rule 16b-3 as then in effect.

3.2
MEETINGS AND ACTIONS. The Administrator shall hold meetings at such times and places as it may determine in its sole discrimination. A majority of the members of the Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Administrator shall be the acts of the Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Affiliates, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

3.3
POWERS OF ADMINISTRATOR. The Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. The Administrator may from time to time in its discretion determine which of the eligible Directors and Consultants of the Company or its Affiliates should receive Awards, the type of Awards to be granted, and as applicable, the number of shares subject to the Awards, the grant dates, the exercise or purchase price for shares subject to the Awards, the vesting conditions and duration of the Awards and the restrictions applicable to each grant of shares pursuant to the Awards. In selecting Participants and granting

    Awards, the Administrator shall take into consideration the contribution the Participant has made or may make to the success of the Company or its Affiliates and such other factors as the Administrator shall determine.

3.4
DISCRETION OF ADMINISTRATOR. The determination of the Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Affiliates, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan. Subject to the express provisions of the Plan, the Administrator is authorized, in its sole discretion, to construe the Plan and the respective Award Agreements executed hereunder, to prescribe and enforce such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine and amend, subject to the provisions of Article 14, the terms, restrictions and provisions of any outstanding Award in any manner that is not inconsistent with the provisions of the Plan (including but not limited to cashing out Awards, extending the exercise or effective periods of Awards, accelerating the vesting of Awards, and converting or substituting any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company) the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Administrator to cause designated Awards to qualify for specific tax treatment, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Administrator on any Plan matters shall be final, conclusive and binding on all parties.

3.5
DELEGATION OF AUTHORITY. To the extent permitted by Applicable Laws, the Administrator may from time to time delegate to a committee of one or more members of the Board of Directors or one or more officers of the Company the authority to grant or amend Awards; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Laws. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this section shall serve in such capacity at the pleasure of the Administrator.

ARTICLE 4
STOCK SUBJECT TO THE PLAN

4.1
PLAN LIMIT. Subject to the provisions of Article 13, the aggregate number of shares of Common Stock that may be issued under Awards granted pursuant to the Plan shall not exceed 8,200,000 shares of Common Stock. Such shares of Common Stock shall be authorized but unissued shares. Shares of Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. Shares of Common Stock subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. If a Participant pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of shares, or if shares are tendered or withheld to satisfy any Company withholding obligations, the number of shares so tendered or withheld shall become available for re-issuance thereafter under the Plan.

4.2
UNUSED STOCK. Shares will be deemed to have been issued under the Plan only (a) to the extent actually issued and delivered pursuant to an Award, or (b) to the extent an Award is settled in cash. If any outstanding Award under the Plan expires or for any other reason ceases to be exercisable, is forfeited or repurchased by the Company, in whole or in part (other than upon exercise of an Award), the shares that were subject to such Award (and as to which the Award had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance under the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award (other than an Option) shall again be available for the grant of an Award pursuant to the Plan.

4.3
RETENTION OF RIGHTS. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company's capital structure or its business, or a merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Common Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether similar or not.

ARTICLE 5
GRANT OF AWARDS

5.1
ELIGIBILITY FOR AWARD. Awards may be granted only to persons who, at the time of grant, are Directors or Consultants.

5.2
GRANT OF AWARDS. The Administrator may from time to time in its discretion grant Awards to one or more Directors or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of this article. No Award shall be enforceable under the Plan until the Participant provides the Company with a signed Award Agreement in the form specified by the Administrator with respect to the Award to that Participant.

5.3
TERMS OF AWARDS. Each Award will be evidenced by an Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time will approve. The terms of any Award need not be identical to the terms of any other Award to the same or other Participants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include any type of Award or any combination of Awards under the Plan.

5.4
LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.5
STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 6
VESTING OF AWARDS

An Award shall vest or become exercisable in whole or in part and at such times and upon such conditions, if any, as determined by the Administrator and set forth in the Award Agreement. The Administrator in its discretion may provide that an Award will be vested or exercisable upon (a) the attainment of one or more performance goals or targets established by the Administrator, which may be based on factors including, but not limited to, the price of a share of Common Stock, the Company's earnings per share, the Company's market share, the Company's sales, the Company's operating margin, the earnings before or after interest, taxes, depreciation, or amortization of the Company; (b) the Participant's Continuous Service for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Administrator in its sole discretion; or (d) a combination of any of the foregoing. Each Award may, in the discretion of the Administrator, have different provisions with respect to vesting or exercise of the Award. At any time after grant of an Award, the Administrator may, in its sole discretion, accelerate the period or waive the conditions for which an Award vests.

ARTICLE 7
STOCK OPTIONS

7.1
OPTION AWARD AGREEMENT.

  (a)
  Option Exercise Price. The Option price (i.e., exercise price) per share of Common Stock under each Option shall be determined by the Administrator and stated in the Option Award Agreement. Options may be granted with an Option price of less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option.

      In the case of an Option that is subject to Section 409A (such as a discounted Option), the timing of the exercise of the Option shall be limited to one (or the earliest of two or more) of the following events, as specified in the applicable Option Award Agreement, as determined and interpreted in accordance with Section 409A: (1) a Change in Control, (2) the Participant's separation from service, (3) a specified date, or (4) the taxable year in which the Option vests. In the event that Participant fails to exercise such an Option within the prescribed period, the Participant shall forfeit all rights under the Option; the Option Award Agreement shall terminate and be of no further force or effect; and the Company shall be released from all obligations under the Option.

      The exercise price of an Option may not be repriced.

    (b)
    Duration of Options. Each Option shall be of a duration as specified in the applicable Award Agreement; provided, however, that the term of any Option shall be no more than 10 years from the date on which the Option is granted and shall be subject to early termination as provided herein.

    (c)
    Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

    (d)
    Other Terms and Conditions. The Option Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an Option in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Administrator.

7.2
MANNER OF EXERCISE. An Option or portion of an Option may be exercised by delivery of an irrevocable notice of exercise in such manner as determined by the Company, stating the number of shares being purchased and the restrictions imposed on the shares so purchased, if any.

7.3
PAYMENT OF OPTION PRICE. The right to receive shares of the Common Stock upon exercise of an Option shall be conditioned upon the delivery by the Participant of payment for shares and withholding taxes incurred by reason of the exercise and certain representations, if requested by the Administrator. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Award Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

    (a)
    cash, check or wire transfer (denominated in U.S. Dollars);

    (b)
    subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other shares of Common Stock held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;

    (c)
    delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

    (d)
    cashless "net exercise" arrangement pursuant to which the Company will reduce the number of shares issued upon exercise by the largest whole number of shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price, together with required withholding amounts (if any), provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance not satisfied by such reduction in the number of whole shares to be issued,

    (e)
    such other consideration and method of payment for the issuance of shares of Common Stock to the extent permitted by Applicable Laws and acceptable to the Administrator, or

    (f)
    any combination of the foregoing methods of payment.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1
STOCK APPRECIATION RIGHTS AWARD AGREEMENT.

  (a)
  Grant. A SAR shall entitle a Participant to exercise all or a specified portion of the SAR and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the Fair Market Value on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Administrator may impose.

  (b)
  SAR Exercise Price. The exercise (or base) price per share of Common Stock under each SAR shall be determined by the Administrator and shall not be less than 100% of the Fair Market Value (determined as the day the SAR is granted) of the Common Stock subject to the SAR, and shall be stated in the applicable Award Agreement. The exercise price of the Common Stock under a SAR may not be repriced.

  (c)
  Duration of SARs. Each SAR shall be of a duration as specified in the applicable Award Agreement; provided, however, that the term of any SAR shall be no more than 10 years from the date on which the SAR is granted and shall be subject to early termination as provided herein.

  (d)
  Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by a SAR.

  (e)
  Other Terms and Conditions. The SAR Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate,

      including, without limitation, provisions that relate to the Participant's ability to exercise a SAR in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Administrator.

    (f)
    Form of Payment. A SAR may be paid to the Participant in the form of cash, whole shares, or a combination thereof, based on the Fair Market Value of the shares earned under the SAR on the date of payment.

8.2
MANNER OF EXERCISE. The SAR or portion of the SAR may be exercised by delivery of an irrevocable notice of exercise in such manner as determined by the Company, stating the number of shares as to which the SAR is being exercised.

ARTICLE 9
RESTRICTED STOCK

9.1
RESTRICTED STOCK AWARD AGREEMENT. Shares of Common Stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances.

  (a)
  Issuance of Restricted Stock. The right to receive Restricted Stock shall be conditioned upon the delivery by the Participant of (i) payment of the purchase price, if any, in full, by an electronic transfer of funds, such other form as may be acceptable under the administrative procedures established by the Company, or any other form of legal consideration that may be acceptable to the Administrator; (ii) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of income or other taxes under Applicable Laws incurred by reason of the vesting of the Restricted Stock or the Participant's election under Code Section 83(b); (iii) certain investment representations, if requested by the Administrator; and (iv) a copy of the executed Award Agreement in the form specified by the Administrator with respect to the grant of Restricted Stock to that Participant.

  (b)
  Stock Register or Certificates. Shares representing the Restricted Stock shall be recorded in the stock register of the Company in the name of the Participant to whom such Restricted Stock shall have been granted. In the event the Company issues certificates, a stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted, and such certificates shall remain in the custody of the Company. The Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Award Agreement.

  (c)
  Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, except as set forth in this section. During the Restriction Period, the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock until the restrictions have lapsed, and a breach of the terms and conditions established by the Administrator pursuant to the Award Agreement will cause a forfeiture of the Restricted Stock. The Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate.

    (d)
    Forfeiture. If the Participant fails to satisfy any applicable restrictions, terms and conditions set forth in this Plan or in the applicable Award Agreement for any reason, any Restricted Stock held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the Award Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company's stock ledger.

    (e)
    Section 83(b) Election. If a Participant makes an election under Code Section 83(b) to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Code Section 83(a), the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 10
OTHER AWARDS

10.1
BONUS STOCK AWARDS. Each Bonus Stock Award granted to a Participant will constitute a transfer of shares of Common Stock other than Restricted Stock on such terms and conditions as the Administrator shall determine. Bonus Stock Awards will be made in shares of Common Stock and may be subject to performance criteria or any other specific criteria, including service to the Company or an Affiliate, determined by the Administrator. The purchase price, if any, for Common Stock issued in connection with a Bonus Stock Award will be determined by the Administrator in its sole discretion.

10.2
RESTRICTED STOCK UNIT AWARD. Each Restricted Stock Unit Award will be subject to such terms and conditions as the Administrator shall determine. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more performance criteria or other specific criteria, including service to the Company or an Affiliate, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the shares of Common Stock underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A. Restricted Stock Units may be paid in cash, shares of Common Stock, or both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

10.3
OTHER AWARDS. The Administrator may from time to time in its sole discretion determine which of the eligible Directors and Consultants of the Company and its Affiliates should receive grants of other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including without limitation dividend equivalents, phantom stock , phantom stock units and performance units. Such Awards may be issued alone or in conjunction with other Awards under the Plan. In addition, the Administrator may, from time to time, in its sole discretion and consistent with Applicable Laws that would prohibit the imposition of the constructive or actual receipt of income, afford a Participant the opportunity to convert the form of Award currently held by the Participant prior to the time such Participant would become vested in such Award (e.g., from a Restricted Stock Award to a restricted stock unit award). The Administrator, in its sole discretion, may include in any Award any provisions necessary to avoid adverse tax consequences to the Participant under Section 409A.

ARTICLE 11
ISSUANCE OF SHARES

11.1
STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board of Directors has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares are listed or traded. The Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock prior to satisfaction of any applicable vesting requirement. All stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other under Applicable Laws and rules and regulations and to reflect vesting restrictions. The Administrator may place legends on any stock certificate to reference restrictions applicable to the shares. In addition to the terms and conditions provided herein, the Board of Directors may require that a Participant make such reasonable covenants, agreements, and representations as the Board of Directors, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator. No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

11.2
NONTRANSFERABILITY.

  (a)
  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as otherwise provided by the Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant for value other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

  (b)
  During the lifetime of the Participant and for so long as the Participant is not incapacitated, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a domestic relations order. Notice to exercise an Award shall be signed by the Participant or other person then entitled to exercise the Award or such portion of the Award. In the event that an Award shall be exercised by any person or persons other than the Participant, the Administrator may require appropriate proof of the right of such person or persons to exercise the Award. In addition, the Administrator may require such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange on which the Common Stock is traded or any other Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. After the death or incapacitation of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then Applicable Laws of descent and distribution.

    (c)
    Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator.

11.3
PAPERLESS ADMINISTRATION. Subject to Applicable Laws, the Administrator may make Awards, provide applicable disclosure and establish procedures for exercise of Awards by an internet website or interactive voice response system for the paperless administration of Awards.

ARTICLE 12
TERMINATION OF CONTINUOUS SERVICE

12.1
EFFECT OF TERMINATION OF CONTINUOUS SERVICE. Except as otherwise provided in an applicable Award Agreement or employment agreement with a Participant, or as otherwise provided by the Administrator, any vesting of any Award shall cease upon termination of the Participant's Continuous Service, and any Award shall be exercisable only to the extent that it was exercisable on the date of such termination of Continuous Service. Any Award not exercisable as of the date of termination, and any Award or portions thereof not exercised within the period specified herein, shall terminate.

  (a)
  Termination Other than for Cause. Subject to any limitations set forth in the agreement for an Award, and provided that the notice of exercise is provided as required by the Plan prior to the expiration of the Award, the Participant shall be entitled to exercise the Award (i) during the Participant's Continuous Service, and (ii) for a period of 90 days after the date of termination of the Participant's Continuous Service for reason other than Cause, or such longer period as may be set forth in the Award Agreement.

  (b)
  Termination by Death. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate as a result of the Participant's death, or if a Participant should die within a period of 90 days after termination of the Participant's Continuous Service under circumstances in which subsection (a) would permit the exercise of the Award following termination, the personal representatives of the Participant's estate or the person or persons who shall have acquired the Award from the Participant by bequest or inheritance may exercise the Award at any time within one year after the date of death, but not later than the expiration date of the Award.

  (c)
  Termination by Disability. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate by reason of the Participant's Disability, the Participant may exercise the Award at any time within one year after the date of termination but not later than the expiration date of the Award.

  (d)
  Termination for Cause. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Award Agreement, if the Participant is terminated for Cause, all unexercised Awards granted to the Participant shall terminate immediately upon such termination.

    (e)
    Extension of Award Termination Date. The Administrator, in its sole discretion, may extend the termination date of an Award granted under the Plan without regard to the preceding provisions of this section.

12.2
EFFECT OF TERMINATION OF CONTINUOUS SERVICE ON STOCK. Except as otherwise provided in an applicable Award Agreement or employment agreement with a Participant, or as otherwise provided by the Administrator, in the event that a Participant terminates Continuous Service with the Company for any reason, including Disability of the Participant, any unvested shares of Common Stock held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service.

ARTICLE 13
REORGANIZATION, RECAPITALIZATION AND CHANGE IN CONTROL

13.1
ADJUSTMENTS TO COMMON STOCK. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Participant of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (a) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased. Notwithstanding the foregoing, in no event shall any such adjustment be made which would render any award that is intended to be exempt from, or comply with, Section 409A to fail to comply with Section 409A.

13.2
RECAPITALIZATION. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Participant shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

13.3
CHANGE IN CONTROL. In the event of a Change in Control, the Administrator in its sole discretion may:

  (a)
  Substitution of Awards. negotiate a binding agreement whereby the surviving corporation or acquiring corporation may assume any outstanding Award under the Plan or may substitute similar stock awards on an equitable basis of appropriate stock of the Company, or of the surviving corporation or acquiring corporation, which will be issuable in respect of the Common Stock (including an award to acquire the same consideration paid to the stockholders in the Change in Control) for those outstanding under the Plan; provided that with respect to each outstanding Award subject to Section 409A, any such substituted award meets the requirements of Section 409A;

  (b)
  Acceleration of Vesting. accelerate the vesting of outstanding Awards (and, if applicable, the time during which such Awards may be exercised);

  (c)
  Acceleration of Exercise: in lieu of, or in addition to, accelerating the vesting of outstanding Awards, the Administrator may, upon written notice to Participants, provide that all unexercised Awards must be exercised or satisfied upon the Change in Control or within a specified number of days of the date of such Change in Control or such Awards will terminate. In response to such notice, a Participant may make an irrevocable election to exercise the Participant's Award contingent upon and effective as of the effective date stated in such notice. Any Award shall terminate if not exercised upon the time frame stated in the notice. The Administrator may, in its sole discretion, accelerate the vesting of any outstanding Award in connection with any proposed or completed Change in Control.

    (d)
    Cash-Out: prior to such a Change in Control, terminate any or all unexercised Awards (after acceleration of vesting) in exchange for cash or consideration similar to that received by stockholders of Common Stock of the Company in the Change in Control, less the exercise price required under any such Awards.

13.4
OTHER EVENTS. In the event of changes to the outstanding Common Stock by reason of recapitalization, reorganization, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this article, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Administrator in its discretion as to the number and exercise price of shares of Common Stock or other consideration subject to such Award. In the event of any such change to the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Administrator, the determination of which shall be conclusive.

13.5
NO ADJUSTMENT FOR CERTAIN AWARDS. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair market value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the exercise price per share, if applicable.

ARTICLE 14
AMENDMENT AND TERMINATION

14.1
AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted without the consent of the affected Participant. Unless the stockholders of the Company shall have given their approval, the Board of Directors may not amend the Plan to (a) increase the maximum aggregate number of shares that may be issued under the Plan, (b) change the class of individuals eligible to receive Awards under the Plan, or (c) make any other change that would require stockholder approval under Applicable Laws.

14.2
TERMINATION OF THE PLAN. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the affected Participant, and termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

ARTICLE 15
GENERAL PROVISIONS

15.1
TAX OBLIGATIONS. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state local and foreign income or other tax withholding obligation (including the Participant's FICA or employment tax obligation) under Applicable Laws relating to the exercise or acquisition of Common Stock under an Award by tendering a cash payment or, if permitted by the Administrator, either withholding from any cash compensation paid to the Participant by the Company or its Affiliate or delivering to the Company owned and unencumbered shares of Common Stock. The number of shares of Common Stock which may be withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. Notwithstanding any provision to the contrary, all taxes associated with participation in the Plan, including any liability imposed under Section 409A, shall be borne by the Participant.

15.2
SECTION 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A.

15.3
RULE 16B-3. It is intended that, at any time the Company is Publicly Traded, the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

15.4
SECTION 13(K). Notwithstanding any other provision of the Plan to the contrary, no Participant who is an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

15.5
BENEFICIARY DESIGNATIONS. Each Participant may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Participant's death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Participant's beneficiary shall be the Participant's estate.

15.6
NO RIGHT TO CONTINUOUS SERVICE. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such

    Participant's Continuous Service by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

15.7
JURISDICTIONS. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the Applicable Laws in which the Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries, to accommodate differences in local law, tax policy, or custom applicable in the jurisdiction in which the Participant resides or is employed and to meet the objectives of the Plan. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Article 4. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

15.8
FOREIGN CURRENCY. A Participant may be required to provide evidence that any currency used to pay the exercise price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. The amount payable will be determined by conversion from U.S. dollars at the exchange rate as selected by the Administrator on the date of exercise.

15.9
OTHER BENEFITS. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

15.10
CONFIDENTIALITY OF INFORMATION. Except as required by Applicable Laws, information regarding the grant of Awards under this Plan is confidential information of the Company and may not be shared with anyone other than the Participant's immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment.

15.11
NO FUNDING. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

15.12
SEVERABILITY. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

15.13
GOVERNING LAW AND VENUE. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Nevada without regard to conflicts of laws principles.

15.14
USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes, but in no event shall be used to purchase shares in the public market for issuance of Stock or Awards under the Plan.

15.15
APPENDICES. The Administrator may approve such supplements, amendments or appendices to the Plan as it may consider necessary or appropriate for purposes of compliance with Applicable Laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements shall increase the share limitations contained in Article 4.

15.16
INDEMNIFICATION. To the extent allowable pursuant to Applicable Laws, each member of the Administrator and of the Board of Directors shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which the member may be a party or in which the member may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
PROSPECT GLOBAL RESOURCES INC.
TO BE HELD AUGUST 27, 2012

The undersigned hereby appoints Patrick L. Avery and Wayne Rich or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Prospect Global Resources Inc. held of record by the undersigned, that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at the offices of Brownstein Hyatt Farber Schreck, LLP, 410 17th Street, Suite 2200, Denver, Colorado 80202 at 2:00 p.m. (Mountain time) on August 27, 2012, or any adjournment or postponement thereof.

1.
Election of directors.

             FOR the election as a director of the eight nominees listed below (except as marked to the contrary below).

NOMINEES: Barry Munitz, Chad Brownstein, Devon Archer, Marc Holtzman, Zhi Zhong Qiu, Conway J. Schatz, Ari Swiller and Patrick L. Avery.

             WITHHOLD AUTHORITY to vote for the following nominees:

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

2.
Increase Authorized Shares of Common Stock by 200,000,000.

             FOR

             AGAINST

             WITHHOLD AUTHORITY

3.
Increase Authorized Shares of Preferred Stock by 90,000,000.

             FOR

             AGAINST

             WITHHOLD AUTHORITY

4.
Approve the issuance of common stock or securities convertible into common stock in excess of 20% of our outstanding shares at prices below reported trading prices or where potential issuances may result in a change of control of Prospect.

             FOR

             AGAINST

             WITHHOLD AUTHORITY

5.
Allow the board of directors to grant holders of a bond, debenture or other obligation of Prospect voting rights of a shareholder in Prospect.

             FOR

             AGAINST

             WITHHOLD AUTHORITY

6.
Approve an amendment to Prospect's 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 5,000,000 to 13,500,000.

             FOR

             AGAINST

             WITHHOLD AUTHORITY

7.
Approve an amendment to Prospect's 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan from 2,500,000 to 8,200,000.

             FOR

             AGAINST

             WITHHOLD AUTHORITY

In his discretion, the proxy is authorized to vote upon any matters which may properly come before the annual meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. Where no choice is specified by the stockholder, the proxy will be voted for the election of directors and in favor of the other proposals set forth on this proxy.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the annual meeting of stockholders on August 27, 2012.

I ☐ plan ☐ do not plan to attend the annual meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE		Date:
SIGNATURE		Date:
Signature if held jointly

NOTE: Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.